As filed with the Securities and Exchange Commission on August 12, 2010

Securities Act File No. 333-156770

Investment Company Act File No. 811-22264

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment  ☐

Post-Effective Amendment No.4  ☒

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 9 ☒

(Check appropriate box or boxes)

THE MOTLEY FOOLS FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

Motley Fool Asset Management, LLC

2000 Duke Street, Suite 175

Alexandria, VA 22314

(Address of Principal Executive Offices, including Zip Code)

(703) 302-1100

(Registrant’s Telephone Number, including Area Code)

Peter E. Jacobstein
Motley Fool Asset Management, LLC

2000 Duke Street, Suite 175

Alexandria, VA 22314

(Name and Address of Agent for Service)

COPY TO:

John McGuire, Esq.

Morgan Lewis & Bockius LLP

1111 Pennsylvania Ave., NW
Washington, DC 20004-2541

It is proposed that this filing will become effective (check appropriate box):

☐ Immediately upon filing pursuant to paragraph (b)

☐ On (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ On (date) pursuant to paragraph (a)(1)

☒ 75 days after filing pursuant to paragraph (a)(2)

☐ On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SUBJECT TO COMPLETION

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED.  WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.  THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PROSPECTUS
dated                            , 2010

Motley Fool Great America Fund

Ticker: XXXXX

A series of The Motley Fool Funds Trust

2000 Duke Street, Suite 175
Alexandria, VA 22314

The investment objective of Motley Fool Great America Fund (the “Fund”) is to achieve long-term capital appreciation. The Fund pursues its objective by investing primarily in common stocks of companies that are organized in the United States of America and engaged in a broad range of industries.

This prospectus (the “Prospectus”) has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved the Fund’s shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Summary Section	1
Fund Goal and Strategies	5
Principal Risks	6
Who Should Invest in the Fund?	7
The Fund’s Approach to Investing	7
Non-Principal Fund Investment Practices and Their Risks	10
Non-Principal Risks of Investing in the Fund	13
Management of the Fund	14
Fund Expenses	18
Net Asset Value	18
How to Buy Shares	18
How to Redeem Shares	22
Dividends, Distributions, and Taxes	25
Miscellaneous Information	26
General Information	26

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or The Motley Fool Funds Trust. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

SUMMARY SECTION

Investment Objective

The investment objective of the Fund is to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees Paid Directly From Your Investment):
Maximum Sales Charge (Load) Imposed on Purchases (As Percentage of Offering Price)	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%
Exchange Fee	NONE
Maximum Annual Small-Balance Account Fee (on accounts with balances less than $10,000)	$24

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees (subject to a performance-based adjustment, as discussed in “MANAGEMENT OF THE FUND—Advisory Fees”)	0.95%
Distribution (12b-1) Fees	NONE
Other Expenses	1.35%(a)
Total Annual Fund Operating Expenses	2.30%
Less: Contractual Expense Limitation	0.95%(b)
Annual Operating Expenses After Expense Limitation	1.35%

(a)                                  “Other Expenses” are based on estimated expenses of the Fund during its first year of operations.

(b)                                 The Adviser has contractually agreed to defer its fee or to absorb or reimburse a portion of the Fund’s expenses until February 26, 2012, or such later date as may be determined by the Adviser, to the extent necessary to limit the Fund’s operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed 0.40% annually of the Fund’s average daily net assets.  The Adviser may recover from the Fund fees and expenses previously deferred, absorbed, or reimbursed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Fund’s operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 0.40% annually of the Fund’s average daily net assets.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that:  (1) your investment has a 5% return each year and that the Russell MidCap Index has the same return at all times during those periods, and (2) the Fund’s operating expenses (after giving effect to the contractual expense limitation) remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$137.46	$626.17

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in common stocks of companies organized in the United States that are engaged in a broad range of industries.  The Fund invests at least 80% of its net assets in securities issued by United States companies. The Fund employs a value-based investment strategy and seeks long-term growth of capital by acquiring securities of companies at prices the Fund’s investment adviser, Motley Fool Asset Management, LLC (the “Adviser”), believes to be significantly below their intrinsic value.  Although the Fund may invest in companies with any market capitalization, given the Fund’s value-based strategy, the Adviser expects that investments in the securities of United States companies having smaller- and mid-market capitalizations (i.e., domestic companies smaller than the largest 200 by market capitalization; as of July 2010, the aggregate capitalization of the largest 200 companies comprised of approximately 65% of total market capitalization of all U.S. public companies) will be important components of the Fund’s investment program.  Consequently, under normal market conditions, the Fund limits its investments in large capitalization companies to no more than 25% of its net assets.  The Fund generally invests in companies that have attractive balance sheets and high internal rates of return.  The Adviser believes that investors in the Fund should have a long-term investment horizon of at least three years.

Under normal market circumstances, the Fund seeks to stay fully invested and does not attempt to time the market.  In managing the Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Fund’s allocations to particular markets and sectors to maintain a diversified mix of investments that the Adviser believes are undervalued and offer the best overall potential for long-term growth of capital.  The Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

Principal Investment Risks

The value of the Fund’s investments may increase or decrease, which will cause the value of the Fund’s shares to increase or decrease.  As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective.

Company and Market Risk

The common stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer-than-expected earnings or management decisions, changes in the industry in which the company is engaged, or a reduction in the demand for a company’s products or services). General market and economic factors may adversely affect securities markets generally, which could adversely affect the value of the Fund’s investments in common stocks.

Investments in Small and Mid-Capitalization Companies

The Fund invests in securities of companies having relatively small market capitalizations.  Investments in securities of these companies may involve greater risks than do investments in larger, more established companies. The prices of securities of small-cap companies tend to be more vulnerable to adverse developments specific to a company or its industry, or the securities markets generally, than are securities of larger capitalization companies.

Investment Style Risk

The Fund pursues a “value style” of investing.  Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow.  If the Adviser’s assessment of a company’s value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.  In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Performance

A bar chart and past performance table are not included in this Prospectus because, as of the date of this Prospectus, the Fund has not completed a full calendar year of operations.

Management

Motley Fool Asset Management, LLC serves as the Fund’s investment adviser.

Portfolio Managers

William H. Mann III, Chair of the Adviser’s Investment Committee, has served as a portfolio manager for the Fund since [201  ].

William S. Barker, CFA, Senior Analyst — Equity Research, has served as a portfolio manager for the Fund since [201  ].

Donald M. Krueger, Senior Analyst — Equity Research, has served as a portfolio manager for the Fund since [201  ].

Anthony L. Arsta, Senior Analyst — Equity Research, has served as a portfolio manager for the Fund since [201  ].

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online or through our Web site at  www.foolfunds.com, by mail (Motley Fool Funds, P.O. Box 9780, Providence, RI 02940-9780), by express/overnight mail (Motley Fool Funds, 101 Sabin St., Pawtucket, RI 02680-1427), or by telephone  at 1-888-863-8803. Shares may be purchased by electronic bank transfer, by check, or by wire. You may receive redemption proceeds by electronic bank transfer or by check. You generally buy and redeem shares at the Fund’s next-determined net asset value (“NAV”) per share after our transfer agent receives your request in proper form. NAVs are determined only on days when the NYSE is open as of the close of regular trading (generally 4:00 p.m. Eastern Time). The minimum initial investment in the Fund is $3,000. Subsequent investments in an account may be made in any amount of $100 or more.

Tax Information

The Fund’s distributions to its shareholders will generally be taxable as ordinary income or capital gains, unless your investment is through an unleveraged investment in an IRA or other tax-advantaged account.  The Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed income.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

FUND GOAL AND STRATEGIES(1)

Investment Objective(2)

The investment objective of the Fund is to achieve long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in common stocks of companies organized in the United States that are engaged in a broad range of industries.  The Fund invests at least 80% of its net assets in securities issued by United States companies. The Fund employs a value-based investment strategy and seeks long-term growth of capital by acquiring securities of companies at prices the Fund’s investment adviser, Motley Fool Asset Management (the “Adviser”), believes to be significantly below their intrinsic value.  Although the Fund may invest in companies with any market capitalization, given the Fund’s value-based strategy, the Adviser expects that investments in the securities of United States companies having smaller- and mid-market capitalization (i.e., those smaller than the largest 200 domestic companies by market capitalization) will be important components of the Fund’s investment program.  Consequently, under normal market conditions, the Fund limits its investments in large capitalization companies to no more than 25% of its net assets.  The Fund generally invests in companies that have attractive balance sheets and high internal rates of return.  The Adviser believes that investors in the Fund should have a long-term investment horizon of at least three years.

Under normal market circumstances, the Fund seeks to stay fully invested and does not attempt to time the market.(3)  In managing the Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Fund’s allocations to particular markets and sectors to maintain a diversified mix of investments that the Adviser believes are undervalued and offer the best overall potential for long-term growth of capital.  The Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

The Fund’s investment portfolio is generally composed of at least 30 investment positions, with the 11 largest positions representing not more than 40% of the Fund’s net assets.  To limit the risks associated with highly concentrated holdings, the Fund generally does not invest more than 5% of its net assets in the securities of any one issuer.

The Adviser expects that a large portion of the Fund will be invested in companies that have minimal to no constituency, in terms of their percentage weighting, in the Standard & Poor’s 500 (“S&P 500”), the index generally regarded as the proxy for the United States stock market.  The S&P 500 is a market capitalization-weighted index, and as such the largest companies within the index have substantially higher influence on its returns than the index’s smaller companies.  For example, as of May 1, 2010, the smallest 93 companies in the S&P 500 carried less weight in the index than the single largest constituent company.

Due to the Adviser’s value-based investment strategy, there are no pre-set targets for investing in companies of any particular sector, industry or market capitalization.  The Fund’s investments in companies of various sizes and in particular industries, market segments, and instruments will vary over time based on the Adviser’s assessment of their overall potential to produce long-term capital appreciation.

(1)

Hello, and welcome to the Prospectus. Throughout, the Fund has included comments to help you understand the Prospectus, teach you some things to look for in a fund, and to make you chuckle, a little. Our investment adviser is an affiliate of The Motley Fool, LLC (“The Motley Fool”), a publisher of investment information and analysis. Like The Motley Fool, our goal is to educate, amuse, and enrich you.

(2)	This section sets out what the Fund is trying to accomplish. It means that the Fund seeks to increase value over the long term.

(3)

Translation: The Adviser’s job is to identify what it believes are compelling investment opportunities, not to park your investment dollars in cash, unless the Adviser thinks that cash is temporarily the best place for the Fund’s money.

Consistent with the Fund’s investment objective, and to limit the portion of the capital gains (if any) of the Fund subject to federal income taxation at ordinary rates, the Fund does not generally engage in short-term trading.  This investment approach, together with the Adviser’s consideration of the potential tax impact on shareholders of the Fund’s transactions, is intended to enhance the after-tax investment return of the Fund (i.e., the Fund’s total return after payment of applicable income taxes by shareholders).  However, the Fund may sell a security that it has held for less than one year when, in the opinion of the Adviser, investment considerations so warrant.

The Fund seeks long-term investment returns that exceed the return of the Russell MidCap Index.  This index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the mid-cap segment of the U.S. stock market.  The performance of the Russell MidCap Index reflects reinvestment of all distributions and changes in market prices.  The Russell MidCap Index is rebalanced on a quarterly basis.

The Russell MidCap Index is widely recognized by investors as a benchmark for portfolios of mid-capitalization securities domiciled in the United States.  However, the Fund’s investment portfolio is not weighted in terms of market capitalization, sectors, industries or issuers in correlation with the Russell MidCap Index. For this reason, the Fund’s investment performance should not be expected to track, and may exceed or trail, the Russell MidCap Index.  In addition, the performance of the Russell MidCap Index may not correlate with the performance of the broader U.S. indexes.(4)

PRINCIPAL RISKS(5)

An investment in the Fund involves certain risks. The value of the Fund’s investments may increase or decrease, and as it does, the value of the Fund’s shares will increase or decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective.

Investments in Common Stock

Many factors cause the value of shares of common stock to rise and fall.

Company Risk

The common stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company. Among these factors are adverse developments regarding the company’s business or management decisions, changes in the industry in which the company is engaged, and a reduction in the demand for a company’s products or services. In this regard, there is a risk that the judgments of the Adviser about the value and appreciation potential of particular securities will be incorrect.(6) In addition, if a company becomes insolvent, owners of the company’s common stock will have the lowest priority among owners of that company’s different classes of securities as to the distribution of the company’s assets.

(4)

A note about our benchmark: The Russell MidCap Index is a widely recognized yardstick for gauging the performance of mid-cap funds (i.e., those that invest in mid-cap stocks) such as the Fund. That said, the performance of the Fund will not correlate perfectly to this index, nor would we want it to: Indeed, the Fund will earn its keep by attempting to beat the Russell MidCap Index by courting what the pros call “tracking error,” deviating from the benchmark by investing in areas of the market that, in the view of the Adviser, offer the greatest potential for long-term capital appreciation.

(5)

This section may look like a way for us to make excuses if things don’t work out, but it’s important. Any investment comes with risks, and those risks differ depending upon a fund’s objective, strategy, and manager. We don’t promise that you will make money with the Fund, and we wouldn’t do so even if the law permitted us to say such a thing. Over any given time period, no matter how hard or how long the Adviser works, the value of the Fund could go down, and you could lose money.

(6)

Sometimes, great businesses are not great investments. We endeavor to find companies that meet both criteria, but there can be no guarantee that we will succeed. The Adviser works very hard to find what it thinks are the best investments for the Fund. At the same time, equity investments have risks. Sometimes they go up, and sometimes they go down, sometimes for reasons that we don’t expect. Sometimes the Adviser may just get things wrong. As Yogi Berra once said, it can be difficult to make predictions, especially about the future.

Market Risk

General market and economic factors may adversely affect securities markets generally and could, in turn, adversely affect the value of the Fund’s investments in common stocks, regardless of the performance or expected performance of companies in which the Fund invests.(7)

Investments in Small- and Mid-Capitalization Companies

The Fund invests in securities of companies having relatively small market capitalizations (“Small-Cap Companies”).  Investments in securities of Small-Cap Companies may involve greater risks than do investments in larger, more established companies, because, for example, Small-Cap Companies may lack the management experience, financial resources, product diversification, and competitive strength of larger companies. The frequency and volume of trading in the securities of Small-Cap Companies may be substantially more volatile than is typical of larger companies. The value of securities of Small-Cap Companies tends to be more vulnerable to adverse developments specific to the company or its industry, or the securities markets generally, than are the securities of larger-capitalization companies. Returns on these investments may vary substantially from the performance of the overall equity markets.(8)

The Fund also invests in securities of mid-capitalization companies (“Mid-Cap Companies”). The value of securities of Mid-Cap Companies may be more volatile than the value of securities of companies with larger capitalizations and also tend to be more adversely affected by issuer-specific events and political, market and economic developments than the securities of larger companies.

Investment Style Risk

The Fund pursues a “value style” of investing.  Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow.  If the Adviser’s assessment of a company’s value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.  In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

WHO SHOULD INVEST IN THE FUND?

The Fund invests primarily in equity securities. Based on past performance, equity investments have, over the long term, provided higher investment returns than have investments in bonds and other fixed-income securities. However, in general, equity investments also involve greater risks of loss and greater price volatility. You should consider an investment in the Fund if you are seeking long-term capital appreciation and are willing to accept the risks that are associated with the securities in which the Fund invests and with the investment strategies used by the Fund. You should also have an investment horizon of at least three years. The Fund is not designed for investors who are seeking current income or short-term gains.(9)

THE FUND’S APPROACH TO INVESTING(10)

The Fund’s objective is to achieve long-term capital appreciation. It pursues this goal by investing in securities of companies the Adviser believes are undervalued. Subject to the limitations of this Prospectus, the Fund may invest in any company, market, industry or sector where the Adviser’s analysis suggests there is an opportunity

(7)	Stocks may go up and they may go down, sometimes unpredictably.

(8)

We expect as part of our investing strategy to make investments in stocks of Small-Cap Companies. Not surprisingly, shares of these companies may be more volatile than are shares of larger, more established companies. This volatility means that share prices of Small-Cap Companies may move up or down more quickly or to a greater extent than shares of larger companies. That can be nice when we’re right about a particular stock, but it’s less satisfying when we’re wrong.

(9)

The Fund is not for everyone. If you are seeking something other than long-term capital appreciation (for example, if you require current investment income to live off), if you’re not comfortable with the risks, or if you expect to need your money back soon, this is not the fund for you.

(10)

In this section, and consistent with The Motley Fool’s mission, we educate shareholders about the stock-selection criteria with which the Adviser aims to enrich them. We hope you find it amusing. We trust you’ll find it informative.

for gains that outweighs risks, in alignment with the Fund’s investment approach.  The Fund focuses its investments in equity securities of companies organized in the United States.  In identifying investments for the Fund, the Adviser looks for securities of companies that the market has irrationally undervalued and looks for companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow. The Adviser also seeks to invest in stocks that are trading at significant discounts to their estimated intrinsic values. The Adviser looks for catalysts that have the potential to unleash value as well.

Our Hunting Grounds

The Adviser believes that the following factors are key reasons that can cause a company to become irrationally undervalued.

Institutional Neglect

Many domestic companies — particularly small- and mid-cap companies — tend to attract minimal institutional research and coverage. As of July 2010, the largest 200 publicly-traded domestic companies comprised approximately 65%  of the entire capitalization of U.S. public companies, and as such these companies tend to attract substantially higher levels of institutional coverage. The lack of coverage among the remaining companies provides a greater opportunity for locating undiscovered value.

Temporary Setbacks

Companies that suffer setbacks frequently encounter extreme investor responses; this can be especially true among mid-cap and small-cap companies. The market often fails to distinguish a company that exhibits long-term impairment from one for which specific events create only short-term uncertainty.

Industry Turmoil

The market frequently punishes high-quality companies in tandem with lower-quality companies in the same industry when the industry falls from favor. Similarly, smaller companies tend to be valued relative to their larger peers, regardless of their own relative merits. In a market where high-profile competitors are struggling, focusing on more obscure companies within the same sector can occasionally yield bargains.

Hidden Value

A company may have tangible or liquid assets that can provide a strong base for higher valuation, yet the market may undervalue or fail to recognize those assets. For example, declines in maturing businesses may mask a briskly growing business line at the same company. In these situations, many investors fail to exercise due diligence to find intrinsic value.

Financial Models

The Adviser’s investment process places great emphasis on identifying favorable prices at which the Fund can establish its positions relative to the Adviser’s assessment of intrinsic value. Financial modeling is used to identify attractive entry prices for each potential investment.

The process for determining an entry price focuses primarily on the following elements.

Potential

Analyzing company fundamentals is a critical part of the process. The Adviser seeks companies whose business models it can grasp and whose risks it can quantify. It conducts in-person meetings with management teams and visits company facilities, if it deems such visits beneficial. Exercising this option is particularly important for examining smaller companies, for which information may not be as accessible as it may be for large companies.

The Fund does not invest in companies with management teams that, in the Adviser’s view, lack transparency or candor.

Valuation

Once the Adviser determines that a company has attractive fundamentals, it estimates the company’s intrinsic value, using straightforward rules for valuation. The primary model used makes calculations based on the current value of projected cash flows discounted at costs of capital appropriate for the company’s market. The Adviser typically examines normalized, multiyear periods and assesses the probable growth rate over the coming five years.

Margin of Safety

Employing a substantial level of patience and discipline, the Adviser aims to buy the stocks of companies trading at significant discounts to the Adviser’s lowest estimate of intrinsic value and then sell them as they approach intrinsic value. In exchange for a margin of safety, the Adviser eschews companies with spectacular growth stories if it believes that they do not trade at discounted prices.

Catalysts

Of course, identifying value is one thing; realizing it is another. When analyzing a stock, the Adviser seeks to identify catalysts that could cause an upward revaluation of a company within approximately 12 to 24 months of the Fund’s investment. Events that are likely to occur sooner than that period may already be priced into the company’s securities, while more distant catalysts may never materialize. Major categories of catalysts include the following.

Changes in Management

Changes in senior management positions, or in the composition of a company’s board, are often critical elements in unleashing value.

Industry Shifts

Significant industry shifts, such as cyclical turns, consolidation, regulatory or tax changes, and globalization, often create winning environments for undervalued companies.

Growth-Rate Inflections

Changes in growth rates — or the reversal of a decline in growth rates — can ignite interest in undervalued companies.

Spinoffs, Dispositions, Restructurings, and Recapitalizations

Spinoffs of new divisions can unlock value; so can dispositions of underperforming business lines. Similarly, restructurings or recapitalizations can resolve major issues and uncover an attractive underlying core business.

The Foolish Bottom Line

Through its process, the Adviser seeks to identify “hidden gem” companies — neglected, long-term prospects that fly beneath Wall Street’s radar despite their financial health and their potential for long-term capital appreciation. These prospects frequently present compelling opportunities, provided that investors are equipped with the analytical tools they need to identify such opportunities.

With an emphasis on finding high-quality companies trading at significant discounts to intrinsic value and valuation discipline grounded in careful fundamental analysis, the Adviser strives to achieve long-term capital appreciation for the Fund. It aims to do so, moreover, while considering investment risks. For these reasons, the Adviser requires a “margin of safety,” a phrase closely associated with investing luminary Benjamin Graham.

The Adviser pursues a value-based strategy for the Fund, and, in addition to other core attributes, the margin of safety it requires is a substantial discount to its estimate of a company’s intrinsic value — i.e., the actual worth of a company as opposed to the price the market has assigned to its stock.

NON-PRINCIPAL FUND INVESTMENT PRACTICES AND THEIR RISKS

Although the Fund’s principal investment strategy is to invest primarily in common stocks of companies organized in the United States, the Fund may invest in other types of securities, other countries, and in other asset classes(11) when, in the judgment of the Adviser, such investments offer attractive potential returns. These investments may consist of equity-related securities, including preferred stocks, convertible preferred stocks, convertible bonds, and rights and warrants. The Fund may also invest in debt securities, real estate investment trusts, master limited partnerships and derivative instruments. The Fund may invest up to 10% of its net assets in foreign companies (including companies located or doing business in emerging markets).(12)  Additional information regarding the Fund’s investments and its investment practices, and the risks associated with these investments and practices, is discussed below.

You should consider an investment in the Fund only as part of an overall investment plan and should invest in the Fund only if you are willing to accept the risks involved. Changes in the value of the Fund’s investments will result in changes in the value of the Fund’s shares and, thus, the Fund’s total return to shareholders.

Foreign Investments

The Fund may invest in the securities of foreign companies, including companies located in both developed and emerging market countries. Investments in foreign securities may be made through the purchase of depository receipts that represent indirect interests in the securities of foreign companies. Investing in securities of foreign companies involves risks generally not associated with investments in the securities of U.S. companies. These risks may relate to those associated with fluctuations in foreign currency exchange rates,(13) unreliable and untimely information about issuers, and political and economic instability. Securities of foreign issuers generally trade and thus may be purchased and sold by the Fund in foreign markets.

Investment in Emerging Market Countries

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. In many less-developed markets, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than there is in more developed markets. The securities markets of certain countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than are those of more developed markets. In the event of a default on an investment in a foreign debt obligation, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuer of that security. The Fund may also be subject to emerging

(11)

When we say that the Fund may invest in other types of securities, other countries, and in other asset classes, the “may” is well worth emphasizing, as the Fund’s primary focus is the common stock of domestic companies that the Adviser believes are both promising and undervalued.

(12)

We regard the United States as our primary market, and the Fund invests its assets (i.e., your money) accordingly, but sometimes the Adviser may see opportunities abroad that it regards as too compelling to resist.

(13)

Simply, if the Fund holds a foreign stock, and the stock is traded on a foreign exchange, with its price denominated in that foreign currency, the value of the stock will change, for the Fund, whenever the relative value of the U.S. dollar and that foreign currency change. To take an imaginary example, if the Fund holds shares in Ruritania Telecom, traded on the Ruritanian Stock Exchange, those shares will be worth more to the Fund if the value of the Ruritanian lek increases against the U.S. dollar, and vice versa, all other things being equal.

markets risk to the extent that it invests in companies that are not domiciled in an emerging market but have customers, products, or transactions associated with emerging markets.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility because of fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders, provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund indirectly bears its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

Master Limited Partnerships

The Fund may purchase limited partnership interests in master limited partnerships (“MLPs”). MLPs are publicly traded companies organized as limited partnerships or limited liability companies and are treated as partnerships for U.S. federal tax purposes. Typically, MLPs may derive income and gains from, among other things, the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or marketing of any mineral or natural resources. MLPs generally have two classes of owners — the general partner and limited partners.

Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of limited partnership interests in MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also tax risks associated with these investments — particularly, the risk that, if an MLP is required to pay corporate income taxes (a situation that could occur if the MLP is not treated as a partnership for federal income tax purposes or as a result of a change in law), the amount of cash available for distribution by the MLP (and the value of its limited partnership interests) would be reduced. In addition, conflicts of interest may exist between the owners of limited partnership interests in an MLP and the MLP’s general partner. Generally, the general partner of an MLP is entitled to receive incentive compensation and is reimbursed by the MLP for costs it incurs in managing and operating the MLP. When the Fund invests in MLPs, it bears these costs, which are in addition to the fees and expenses of the Fund.

Debt Securities

The Fund may invest in non-convertible debt securities on a temporary basis to earn income pending investment of its assets in common stocks and equity-related securities or to seek capital appreciation when the Adviser believes an issuer’s debt securities are undervalued based on its fundamental analysis. These securities include bonds and other debt obligations, including obligations issued by U.S. and foreign corporations, the U.S. government or foreign governments or their agencies, and municipal governments. The securities may pay fixed, variable, or floating rates of interest and may include zero-coupon obligations. The Fund may invest in both investment grade debt securities and non-investment grade debt securities (known as high-yield bonds or junk bonds). Investment grade debt securities are those securities rated BBB or better by Standard & Poor’s or Baa or better by Moody’s Investors Service, or that are unrated and have been determined by the Adviser to be of comparable quality to these rated securities. Except during periods of adverse market or economic conditions, when the Fund may assume a defensive investment position, the Fund will not invest more than 15% of its net assets in non-convertible debt securities.

All debt securities are subject to certain risks. One risk is that the issuer may not be able to meet its principal or its interest-payment obligations. Another risk is that the value of debt securities generally declines as interest rates rise. The value of debt securities may also decline as a result of a change in market perception of the creditworthiness of the issuer and a change in general market liquidity. Any decline in the value of debt securities as a result of changes in credit quality or future interest rates will generally be greater for securities having longer maturities. Non-investment grade securities, especially high-yield bonds, which are speculative investments, are more sensitive to these risks, particularly credit risk. In addition, the markets for non-investment grade securities may be thinner and less active than are the markets for investment grade securities. The Fund will not invest more than 5% of its net assets in non-investment grade debt securities and does not invest in debt securities that are in default as to payment of interest or principal.

Preferred Stock

The Fund may invest in preferred stocks. Like common stock, preferred stock represents equity ownership interests in a company and participates in a company’s earnings. However, unlike common stocks, preferred stocks are entitled to stated dividends. These dividends are sometimes “cumulative,” which means that if previous stated dividends have not been paid, the dividends payable on the preferred stock will have a priority over distributions to holders of common stock and a preference on the distribution of a company’s assets in the event of the company’s dissolution. Preferred stock may also be “participating,” which means that its holders are entitled to dividends in excess of stated dividends in certain cases. The Fund does not require a minimum credit rating for its preferred stock. The Adviser considers a company’s liquidity and credit condition as well as the position of the security in the company’s capital structure in assessing preferred stock it considers for the Fund. The risks of preferred stock are similar to the risks associated with common stock.

Convertible Securities

The Fund may purchase convertible debt obligations and convertible preferred stock. The holders of these securities are entitled to exchange the securities for common stock (or other equity securities) of a company, typically at a fixed price within a specified period of time. Until conversion, the holder is entitled to interest (in the case of convertible debt) or dividends (in the case of preferred stock). These instruments have risks that are similar to debt securities because of their interest or dividend features and have risks that are similar to equity securities because of their conversion features.

Warrants and Rights(14)

The Fund may invest in warrants and rights. These securities are forms of derivative instruments that have equity-like characteristics. Warrants are instruments that permit, but do not obligate, the holder to subscribe for other securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have the voting rights of common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities, and these instruments may cease to have value if not exercised before their expiration dates.

The use of warrants and rights can increase the volatility of the Fund’s portfolio. If the Fund invests in these instruments at unfortunate times or judges market conditions incorrectly, it may incur substantial losses. Changes in

(14)

A warrant is the right to buy something (typically a share of stock) at a set price, during a particular time period. If the market price of the stock is below the warrant price, then the warrant may be worthless. That said, these securities may sound exotic and esoteric, but they’re really quite straightforward. Companies use them when they want to raise funds or conduct some other corporate action, such as spinning off a division. Rights offerings are securities that the company issues to shareholders, who are thereby given the right (hence the name) to buy shares in, say, the next 30 to 60 days, at a fixed price. A warrant is sort of the same thing but is generally longer dated. Both give the shareholder the option to buy shares at a fixed price for a limited time directly from the company and can be bought and sold on the stock market. These won’t be a big part of the Fund’s strategy, but they offer a great way to increase positions in companies we like.

the liquidity of the secondary markets in which these instruments trade can result in significant, rapid, and unpredictable changes in their prices, and these conditions could also cause losses to the Fund.

Short-Term Investments

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, to preserve capital, the Fund would not be pursuing its stated investment objective with its usual investment strategies. The Fund may also hold these investments for liquidity purposes.

Illiquid Investments

The Fund invests primarily in publicly traded securities and does not purchase securities that have legal or contractual restrictions on resale or that are illiquid. Liquid securities purchased by the Fund may become illiquid because of issuer-specific events or changes in market conditions. Illiquid investments are subject to the risk that the Fund will not be able to sell the investments when desired or at favorable prices. The Fund will not purchase an illiquid investment if, as a result, more than 15% of the value of the Fund’s net assets would be so invested.

Other Investments

The Fund may make other types of investments and may engage in various other investment practices, including securities lending. These investments and practices, and their risks, are described in the Statement of Additional Information (the “SAI”).

NON-PRINCIPAL RISKS OF INVESTING IN THE FUND

In addition to the risks associated with the Fund’s investments and investment practices, you should consider the following additional risks of investing in the Fund.

Reliance on the Adviser

The Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. The Adviser was formed in 2008 and began managing a mutual fund, the Motley Fool Independence Fund, in 2009.  Two members of the investment committee have considerable experience analyzing companies, valuing stocks, and monitoring market activity from their editorial positions in the financial media and publishing industry, and one member of the investment committee has considerable experience managing global portfolios of securities.(15)

Compensation to the Adviser

The compensation payable by the Fund to the Adviser may under certain circumstances be higher than the compensation paid by other mutual funds with similar investment objectives. After the Fund has completed 12 full calendar months of operations, the fee paid to the Adviser may increase or decrease depending on the Fund’s investment performance relative to the performance of the Russell MidCap Index.(16) This situation may create an incentive for the Adviser to make riskier investments than it might make absent this compensation arrangement. In addition, because of the structure and method of computation of the performance-based component of the advisory fee, it is possible that relatively insignificant market fluctuations, as opposed to the performance of the Fund, may

(15)	We’re sure you’ve heard that “past performance is no guarantee of future results.” The past experience of members of the Adviser’s investment committee does not guarantee future results.

(16)

The performance-based adjustment, which is described in greater detail a bit later, is an additional effort to align the interests of the Adviser with those of the shareholders. Bottom line: The Adviser earns more if the fund performs better and less if it performs worse, and so it is has a financial incentive to try to outperform the Fund’s benchmark, not merely pump up the Fund’s assets.

result in an increase in the advisory fee, and it is possible that the Adviser will receive a higher fee even if the investment performance of the Fund is negative.

Activities of Affiliates of the Adviser

Companies affiliated with the Adviser, including The Motley Fool, LLC, publish information, opinions, and recommendations regarding the purchase and sale of securities, possibly including securities that are held by or being considered for purchase or sale by the Fund. These opinions and recommendations may be consistent with, or opposed to, the views of the Adviser and may adversely affect the prices of securities held by the Fund or the prices at which the Fund can purchase or sell a security. The Fund, the Adviser, and the Adviser’s publishing affiliates have adopted procedures designed to prevent personnel of the publishing affiliates from obtaining or using nonpublic information about the Fund’s holdings or the Adviser’s strategy or actual or potential portfolio. These procedures are also designed to prevent the Adviser and its personnel from using pre-publication information obtained from the publishing affiliates and to assure that investment decisions for the Fund are consistent with what the Adviser believes to be in the Fund’s best interest. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding its portfolio securities and the procedures designed to minimize conflicts between the Fund, the Adviser, and the Adviser’s publishing affiliates is contained in the SAI.

MANAGEMENT OF THE FUND

The Board of Trustees (the “Board”) of The Motley Fool Funds Trust (the “Trust”) (of which the Fund is a series) is responsible for supervising the operations and affairs of the Fund. The Trust’s officers, who are all members, partners, officers, or employees of the Adviser, or its affiliates, are responsible for the daily management and administration of the Fund’s operations.

Investment Adviser

Subject to the overall supervision of the Board, the Adviser manages the overall investment operations of the Fund in accordance with the Fund’s investment objective and policies and formulates a continuing investment strategy for the Fund pursuant to the terms of an investment advisory agreement between the Adviser and the Trust (the “Advisory Agreement”). The Adviser is a wholly owned subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, LLC, which publishes investment information and analysis across a wide range of media, including investment-newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders. The Adviser is located at 2000 Duke Street, Suite 175, Alexandria, VA 22314.

The Adviser’s Investment Management Team

The Adviser has established an Investment Committee, composed of William H. Mann III, Donald M. Krueger, William S. Barker, CFA, and Anthony L. Arsta. The Investment Committee, chaired by Mr. Mann, is primarily responsible for all investment-related services provided to the Fund by the Adviser.

William H. Mann III

Bill Mann has served as Portfolio Manager for another mutual fund managed by the Adviser, the Motley Fool Independence Fund, since June 2009.   He was the senior investing analyst for The Motley Fool from 2001 to 2008. Before coming to the Adviser, Mr. Mann served as co-advisor for the Motley Fool Hidden Gems and Hidden Gems Pay Dirt small-cap investment newsletters and was the founding advisor for the Motley Fool Global Gains international-stock newsletter.

In 2007 and 2008, Mr. Mann served on the Advisory Committee on Improvements to Financial Reporting, a special committee empanelled by the Securities and Exchange Commission (the “SEC”) to examine the financial reporting system and reduce complexity. Mr. Mann’s expertise in issues of corporate governance led the U.S. Senate Committee on Commerce, Science, & Transportation to ask him to testify as an expert witness at a 2001 hearing on the collapse of Enron. Mr. Mann is a sought-after public speaker and has frequently appeared on CNBC, Bloomberg, Fox News Channel, CNN, BBC, CBS, and numerous business radio programs.

Before joining The Motley Fool in 1999, Mr. Mann was a co-founder of a specialty international telecommunications carrier focusing on project development in Asia, particularly China, India, Pakistan, and Indonesia. Mr. Mann holds a bachelor’s degree in international service from American University and is a graduate of Phillips Academy.

William S. Barker, CFA

Bill Barker is a senior analyst for equity research at the Adviser, having served in that role for the Motley Fool Independence Fund since 2009. He joined The Motley Fool in 2005 as a senior analyst for equity research, a role in which he specialized in value-stock analysis and worked primarily on three newsletters: Motley Fool Stock Advisor, Motley Fool Hidden Gems, and Hidden Gems Pay Dirt. Previously, Mr. Barker worked for the SEC in its Office of Investor Education and Assistance, and for the U.S. Department of the Treasury in the Office of Foreign Assets Control, Foreign Terrorism Division. While with Treasury, he worked on the detection and prevention of the funding of foreign terrorist organizations and individuals.

He also worked for The Motley Fool from 1998 to 2001 as the principal writer of personal-finance content for the company’s website and later as an equity analyst and senior producer for investing. Mr. Barker received his CFA designation in 2008 and is a member of the CFA Society of Washington, D.C.

Before his work in finance, Mr. Barker was a trial lawyer in the Commercial Litigation division of the City Solicitor’s Office in Philadelphia, where he handled complex commercial cases as lead counsel in trials involving multimillion-dollar claims. He represented many of the major departments of the city, including the Office of the Mayor. Coming out of law school, he first worked in Washington, D.C., as an associate for Patton Boggs, LLP.

Mr. Barker has written extensively for The Motley Fool online as well as for its newsletters and three Motley Fool books. He has been published in Newsweek and has appeared as a commentator on CNN, CNBC, CNBC Europe, MSNBC, BBC, CBS, and NBC’s The Today Show. He graduated cum laude from Yale University with a degree in political philosophy and earned his J.D. from the University of Virginia.

Donald M. Krueger

Don Krueger is a senior analyst for equity research at the Adviser, having served in that role for the Motley Fool Independence Fund since 2009. Mr. Krueger has been a global investor for more than 30 years. Before joining Motley Fool Asset Management, Mr. Krueger served as the research director for a long/short global hedge fund at Perella Weinberg Partners in New York. Mr. Krueger has also developed and managed global portfolios — with a heavy focus on Asian and other international markets — for Valenzuela Capital Partners, Soros Fund Management, and Templeton International. Mr. Krueger was a managing director at Soros Fund and a partner at Valenzuela before becoming the CFO and COO at BrightStream. Mr. Krueger spent his first few years in the industry as an analyst at Capital Research Company.

Institutional Investor magazine recognized him in 1986 as one of the top ten “Best of the Buy Side” analysts in America. Mr. Krueger earned his bachelor’s degree from the University of Rochester and his M.B.A. from Harvard Business School.

Anthony L. Arsta

Tony Arsta is a senior analyst for equity research at the Adviser. He has served as research analyst for the Motley Fool Independence Fund since 2009. Mr. Arsta complements his value-investing focus with applications of statistical analysis and investor psychology. After joining The Motley Fool in 2008, he contributed his writing and analysis to Motley Fool Million Dollar Portfolio, as well as several other Foolish newsletter services. Mr. Arsta earned his M.B.A. with distinction from DePaul University, with a concentration in finance, and also holds a B.S. in computer science from the University of Wisconsin, Madison.

The SAI provides additional information about the compensation of each member of the Investment Committee, other accounts managed by them, and their ownership of shares of the Fund. (17)

Advisory Fee(18)

Under the terms of the Advisory Agreement, the Fund pays the Adviser a fee that is computed and paid monthly at an annual rate of 0.95% of the Fund’s average daily net assets during the month (the “Basic Fee”). Commencing the first month after the Fund has completed 12 full calendar months of operations, the Basic Fee is subject to a monthly adjustment (the “Monthly Performance Adjustment”) based on the investment performance of the Fund relative to the performance of the Russell MidCap  Index measured over a trailing-36-month period ending on the last day of the month for which the fee is to be paid (or, if the Fund does not have 36 full calendar months of operations, the number of months since commencement of the Fund’s operations) (the “Performance Measurement Period”).  The fee payable for each month (the “Total Advisory Fee”) will be the Basic Fee plus or minus the Monthly Performance Adjustment.

The Monthly Performance Adjustment is calculated by subtracting from the cumulative percentage performance of the Fund (essentially, the change in the Fund’s net asset value per share) during the Performance Measurement Period (net of all expenses, including advisory fees) the percentage change in the Russell MidCap Index over the same period (including the value of dividends paid during the measurement period on stocks included in the Russell MidCap Index). The Monthly Performance Adjustment will be based on an annual percentage rate determined by (i) subtracting 3 from the positive or negative percentage difference between the investment performance of the Fund and the investment performance of the Russell MidCap  Index during the Performance Measurement Period, and (ii) multiplying the result by 2%, but the annual percentage rate used in determining the Monthly Performance Adjustment will be limited to a rate of not more than +0.20% nor less than -0.20%. The dollar amount of the Monthly Performance Adjustment is then determined by dividing the annual percentage rate by 12 and (iii) multiplying the result by the average daily net assets of the Fund during the Performance Measurement Period. There will be no Monthly Performance Adjustment if the difference between the investment performance of the Fund and the investment performance of the index is less than three percentage points. Because the operation of the Expense Limitation and Reimbursement Agreement will have a positive effect upon the Fund’s investment performance, the agreement may result in an increase in the Monthly Performance Adjustment and the Total Advisory Fee. The Adviser has agreed to waive the amount of the increase in the Monthly Performance Adjustment that exceeds the amount that would have been payable to it in the absence of the Expense Limitation and Reimbursement Agreement to the extent that such increase exceeds the cumulative amount of expenses deferred, absorbed, or reimbursed by the Adviser that it has not previously recovered as a result of higher positive performance-based adjustments in one or more prior months resulting from the Expense Limitation and Reimbursement Agreement.

To illustrate the Monthly Performance Adjustment, if the investment performance of the Fund is 12% and the investment performance of the Russell MidCap Index is 6% during a Performance Measurement Period, the Monthly Performance Adjustment will be .06% (i.e., 2% of the 6-percentage point difference between the Fund’s performance and that of the index less 3), divided by 12 and multiplied by the average net assets during the Performance Measurement Period. Conversely, if the investment performance of the Fund is 6% and the investment performance of the Russell MidCap Index is 12% during the Performance Measurement Period, the Monthly Performance Adjustment will be -.06% (i.e., 2% of the -6-percentage point difference between the Fund’s

(17)

The Motley Fool has long favored management teams who put their money where their mouths are and invest alongside their shareholders.  The SAI, which supplements the information in this prospectus, tells you the level of personal investment the members of the Adviser’s investment committee have in the Fund, as well as much other important additional information.

(18)	The Advisory Fee is the amount paid to the Adviser for its work in managing the Fund. You probably didn’t need us to explain that.

performance and that of the index less 3), divided by 12 and multiplied by the by the average net assets during the Performance Measurement Period.

The following table illustrates how the effective annual rate of the Total Advisory Fee would vary under this arrangement. It assumes that the Fund’s average net assets in the month for which the Total Advisory Fee is computed are the same as the average net assets of the Fund during the Performance Measurement Period. However, it is likely that the Fund’s average net assets in a given month will be greater or less than its average net assets during the Performance Measurement Period. As a result, the dollar amount of the Monthly Performance Adjustment for a particular month may be more or less than 0.20% annually of the Fund’s average net assets during that month.

Percentage Point Difference Between Fund Performance (Net of Advisory Fees and Other Fund Expenses) and Performance of Russell MidCap Index	Basic Fee (As Annual Percentage)	Monthly Performance Adjustment (As Annual Percentage)	Total Advisory Fee (As Annual Percentage)
+13	0.95%	0.20%	1.15%
+11	0.95%	0.16%	1.11%
+9	0.95%	0.12%	1.07%
+7	0.95%	0.08%	1.03%
+5	0.95%	0.04%	0.99%
Between -3 and +3	0.95%	N/A	0.95%
-5	0.95%	-0.04%	0.91%
-7	0.95%	-0.08%	0.87%
-9	0.95%	-0.12%	0.83%
-11	0.95%	-0.16%	0.79%
-13	0.95%	-0.20%	0.75%

Under the terms of an Expense Limitation and Reimbursement Agreement(19) entered into by the Adviser and the Fund, the Adviser has contractually agreed to defer its fees or to absorb or reimburse a portion of the Fund’s operating expenses until February 26, 2012, to the extent necessary to limit the Fund’s annual operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not exceeding 0.40% annually of the Fund’s average daily net assets.  The Adviser may recover from the Fund fees and expenses previously deferred, absorbed, or reimbursed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Fund’s operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 0.40% annually of the Fund’s average daily net assets.

To the extent that the Expense Limitation and Reimbursement Agreement reduces the expenses of the Fund, it will increase the investment performance of the Fund and, because of the performance-based component of the advisory fee, may result in an increase in the fee the Fund pays to the Adviser. However, to the extent that the Fund reimburses the Adviser for previously deferred fees or for Fund expenses previously absorbed or reimbursed by the Adviser, the operation of the agreement will decrease the investment performance of the Fund and may result in a decrease in the advisory fee. The Adviser will not increase the amount of fees deferred or Fund expenses absorbed or reimbursed in order to increase amounts payable to it under the Monthly Performance Adjustment.

A discussion regarding the Board’s approval of the Advisory Agreement and the factors the Board considered will be available in the Fund’s semi-annual report to shareholders for the fiscal period ended April 30, 2011.

(19)

During the first year of the Fund’s operations, the effect of this agreement is to limit the Fund’s expense ratio and thus limit the expenses you bear as a shareholder of the Fund. We’re doing this because during the early days of the Fund, it will probably not have a large amount of assets, and some of the fees and expenses it must pay are not tied to the size of the Fund. We believe that the Adviser should be paid for its work, but we don’t want to penalize early investors in the Fund.

FUND EXPENSES(20)

The Fund pays all of its expenses other than those expressly assumed by the Adviser. Expenses of the Fund are deducted from the Fund’s total income before dividends are paid. The Fund’s expenses include, but are not limited to, (1) fees paid to the Adviser and the Fund’s administrator; (2) fees of the Fund’s independent registered public accounting firm, custodian, and transfer agent, and certain related expenses; (3) taxes; (4) brokerage fees and commissions; (5) interest; (6) costs incident to meetings of the Board and meetings of the Fund’s shareholders; (7) costs of printing and mailing prospectuses and reports to shareholders and the filing of reports with regulatory bodies; (8) legal fees and disbursements; (9) fees payable to federal and state regulatory authorities; (10) fees and expenses of Trustees who are not “interested” persons, as defined by the 1940 Act, of the Fund; and (11) any extraordinary expenses.(21)

NET ASSET VALUE

The NAV of the Fund’s shares is determined once daily as of the close of regular trading on the floor of the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time), on each day the NYSE is open for business. The Fund calculates NAV per share by dividing the value of its net assets (i.e., the value of its assets less its liabilities) by the total number of shares outstanding. The Fund’s investments are valued at their market value or, if market quotations are not readily available, at their fair value as determined in accordance with procedures adopted by the Board.

If market quotations for a security are not readily available or if the Adviser believes that market quotations do not accurately reflect fair value of a security, that security will be valued at its fair value as determined in good faith by the Board.(22) Such determinations are made by the Adviser or through the use of a pricing service under procedures established and periodically reviewed by the Board. A fair value determination may be required if, for example, (1) only a bid price or an asked price is available, (2) the spread between bid and asked prices is substantial, (3) there is a suspension or limitation of trading, or (4) events or actions affecting the market prices of portfolio securities occur after the close of the relevant market.

HOW TO BUY SHARES

Shares of the Fund may be purchased directly from the Fund by contacting the Fund’s transfer agent and may also be purchased from financial intermediaries that make shares of the Fund available to their customers.

(20)

The Motley Fool has long criticized the mutual fund industry for its exorbitant fees. The charges you won’t find listed here (because we don’t ding you for them) include sales charges (loads) and 12b-1 marketing and distribution fees.

(21)

Many investors do not pay enough attention to the “Fees and Expenses” sections of prospectuses. We think that’s a mistake. You are investing your money, in the hope that it will grow. Every dollar that you pay in fees and expenses is a dollar that is no longer working for you. With the power of compounding over time, each dollar in fees could cost you significantly more than a dollar in forgone returns. Does that mean that you should always invest in the cheapest fund you can find? Not necessarily. Fees and expenses are just part of the calculation of the total value that you receive from any given fund.

Longtime followers know that The Motley Fool has often written about the virtues of index funds, which typically have lower fees and expenses than do actively managed funds, including the Motley Fool Great America Fund. Costs are certainly an important consideration when choosing a fund. Savvy types, however, should bear this in mind: With an index tracker, investors are likely to lose to the market each year by about the amount of the Fund’s annual expenses. The Fund’s objective, on the other hand, is to surpass the market’s return (in this case, the return of the Russell MidCap Index), not merely to lag it by the amount of its expense ratio. We may not succeed, of course, but we will try to do so by relying on the Adviser’s approach to investing, which is based on principles of investing long-advocated by The Motley Fool.

(22)

You’d think it would be easy to determine what a share of the Fund is worth — just add up the value of everything it holds, and then divide by the number of shares. It’s not that simple, though. Some foreign markets have different operating hours (when it’s daytime in Chicago, for example, it is night in Shanghai). That means that when we calculate the Fund’s value at the end of the day, the market quotations for some of the securities held by the Fund could be several hours old, and intervening events may have affected what the stocks are worth. In addition, characteristics of the relevant markets and stocks might, in some cases, cast doubt on a particular valuation. For these reasons, we may rely on a pricing service to determine the value of particular securities. It is possible that when the Fund buys or sells the securities, the price on the real market will be different from the value used for the fair value pricing.

Shares are sold on a “no load” basis,(23) which means that you pay no sales charge when you purchase or redeem shares.(24)

You may purchase Fund shares at the NAV per share next computed after receipt of your purchase order in proper form by the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”). See “NET ASSET VALUE.” An order is in proper form if it meets applicable requirements as described in this Prospectus. The minimum initial investment in the Fund is $3,000. Subsequent investments in an account may be made in any amount of $100 or more. The Fund may waive these minimum investment requirements in special circumstances and may modify these requirements at any time. The Fund reserves the right to reject any purchase order.

You will not receive any stock certificate evidencing your purchase of Fund shares. Instead, you will receive written or electronic confirmation of each transaction except for systematic purchases and redemptions and quarterly statements showing account balances. Shares of the Fund have not been registered for sale outside the U.S. The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

To comply with the USA PATRIOT Act of 2001 and the Fund’s Anti-Money-Laundering Program, you are required to provide certain information to the Fund when you purchase shares. You must supply your full name, date of birth, Social Security number, and permanent street address (and not a post office box) on your account application. You may, however, use a post office box as your mailing address. Please contact the Transfer Agent at 1-888-863-8803 if you need additional assistance when completing your account application. If the Transfer Agent cannot obtain reasonable proof of your identity, the account may be rejected and you will not be allowed to purchase additional shares for your account until the necessary information is received. The Fund reserves the right to close any account after shares are purchased if clarifying information or documentation is requested from you but is not received.

Small-Balance Account Fee

Although the minimum initial investment in the Fund is $3,000, if the value of your account with the Fund is less than $10,000, your account may be subject annually to a $24 small-balance account fee which will be assessed by redeeming shares from your account. The small-balance account fee is assessed during the fourth calendar quarter of each year but will not be assessed on accounts that have been maintained for less than six months. The fee also does not apply to shares held through an omnibus account with the Fund maintained by your securities dealer or mutual fund marketplace, to Fund-sponsored retirement or education savings plan accounts, or group retirement or employee savings plan accounts. The small-balance account fee is intended to offset the higher costs, which all shareholders of the Fund indirectly bear, associated with maintaining small accounts. The effective annual expenses borne by shareholders who invest less than $10,000 in the Fund and are subject to the small-balance account fee will be higher as a result of this fee. If you plan to invest less than $10,000, you should consider that the small-balance account fee (if applicable) will increase the expenses you bear as a shareholder, potentially by as much as 0.8% annually (if you invest only the $3,000 minimum).  For the purposes of assessing the fee, multiple accounts owned by the same individual are each subject to the $10,000 minimum.

Purchase by Internet

You may purchase shares of the Fund by completing and submitting an electronic account application at the Fund’s website, www.foolfunds.com, and funding your purchase through an electronic Automated Clearing House (“ACH”) transfer of money to the Fund from your checking or savings account. For more information on this

(23)                                         A “load,” or sales charge, is a fee that you are charged for the “privilege” of investing in some mutual funds. When a fund charges a load,  you are putting less of your money to work than you might think. For example, if you were investing $10,000 in a fund that had a 2.5% front-end load, $250 would be taken off the top of your investment and leave you with only $9,750 in your account. The Fund does not charge any load.

(24)                                         As discussed earlier, the Fund’s expense ratio does not include a 12b-1 marketing and distribution fee. However, to help offset the costs associated with short-term investors, we do charge a redemption fee of 2.00% on shares redeemed within 90 days of purchase. The proceeds of the redemption fee go to the Fund itself.

service, and the required forms, please go to www.foolfunds.com or call 1-888-863-8803. Shares will be issued at the NAV per share next computed after your order is received. As with any transactions you effect on the Internet, there are various risks, including the risk that your instructions may be lost, delayed, or inaccurately transmitted, and the risk that your personal information may be intercepted and improperly used by an unauthorized third party.

Automated Clearing House Purchases

Even if you do not open your account online, you may purchase additional shares of the Fund through an ACH transfer of money from your checking or savings account. The ACH service will automatically debit your pre-designated bank account for the desired amount. Shares purchased using an ACH transfer will be issued at the NAV per share next computed after your order is received. For more information on this service, and required forms, please go to the Fund’s website, www.foolfunds.com, or call 1-888-863-8803. When you pay for shares using an ACH transfer (including any purchase you make on the Internet), the proceeds of a redemption of those shares may be delayed until the ACH transfer has been converted to federal funds, a process that may take up to eight days.

Purchase by Mail

You may also purchase shares by sending a check made payable to “Motley Fool Great America Fund,” together with a completed account application in the case of an initial investment, to:

Regular Mail

Motley Fool Funds
P.O. Box 9780
Providence, RI 02940-9780

Express/Overnight Mail

Motley Fool Funds
101 Sabin Street
Pawtucket, RI 02860-1427

Subsequent investments made by check should be accompanied with the investment form (which will be enclosed with the confirmations and statements sent by the Fund and is also available on the Fund’s website, www.foolfunds.com, or from the Transfer Agent).

The Fund does not accept payment in cash or money orders. The Fund also does not accept third-party checks, Treasury checks, cashier’s checks, official checks, teller’s checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks, post-dated online bill-pay checks, or any conditional order or payment. In addition, undated checks, unsigned checks, and checks dated six months or more before their receipt by the Transfer Agent will be rejected. Checks for the purchase of shares must be made payable to the Fund and be drawn on a bank located within the U.S. and payable in U.S. dollars. Always write your Fund account number on the check.

Payments for redemptions of shares recently purchased by check (but not the date as of which the redemption price is determined) may be delayed to assure that the purchase check clears, which may take up to eight days from when your check is received. In such cases, redemption proceeds will be sent when purchase checks clear. This delay can be avoided if shares are purchased by wire and does not apply if there are sufficient other shares in your account to satisfy the requested redemption. The Transfer Agent will charge you a $25 fee for any returned check. Payments for redemptions of shares recently purchased by means of an ACH transfer may also be delayed. See “HOW TO REDEEM SHARES.”

Purchase by Wire

You may purchase shares for initial investment or for subsequent investments by wiring federal funds. Your bank should transmit funds by wire to:

Bank Name:	PNC Bank, Philadelphia, PA
ABA Number:	031000053
Account Name:	Motley Fool Funds
Account No.:	8615605782
Further Credit:	Fund Name, Shareholder Name, and Shareholder Account Number

For Initial Investment by Wire

If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have received your completed account application. You can mail or overnight-deliver your account application to the Transfer Agent. Upon receipt of your account application, the Transfer Agent will establish an account for you. The wire from your bank must include the name of the Fund and your name and account number so that your wire can be correctly applied.

Please be sure to submit a completed account application with an initial purchase order. An account application must be on file with the Transfer Agent to purchase shares.

For Subsequent Investments by Wire

Before sending your wire, please call the Transfer Agent at 1-888-863-8803 to ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received before the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, to be eligible for same-day pricing. The Fund and its agents are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or for incomplete wire instructions or errors in those instructions.

Purchase Through an Authorized Securities Dealer or Mutual Fund Marketplace

You may purchase shares of the Fund through any securities dealer or mutual fund marketplace that has been authorized by the Fund to make shares available. Authorized securities dealers may be authorized by the Fund to designate other intermediaries to receive purchase and redemption orders. An order to purchase shares is deemed received by the Fund when the authorized securities dealer (or, if applicable, its authorized designee) receives the order in such form as meets requirements established by the particular securities dealer or mutual fund marketplace, and shares will be issued at the NAV per share next determined after receipt of your order. See “NET ASSET VALUE.”

Your securities dealer, a mutual fund marketplace, or another financial organization may establish policies that differ from those of the Fund. For example, the organization may impose higher minimum investment requirements than are imposed by the Fund or may charge you a transaction fee or other fees, which may not be imposed by the Fund, in connection with purchases and redemptions of Fund shares.

Canceled or Failed Payments

The Fund accepts checks and ACH transfers for the purchase of shares at full value, subject to collection. If you pay for shares with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any resulting losses or expenses incurred by the Fund or the Transfer Agent, and the Fund may redeem shares you own in the account to effect reimbursement. The Fund and its agents have the right to reject or cancel any purchase order because of nonpayment.

Market Timing and Abusive-Trading Activity Policy

The Fund is intended to serve as an investment vehicle for long-term investors. Frequent trading or market timing, which the Trust generally defines as redeeming Fund shares within 90 days of their purchase, can disrupt the Fund’s investment program and create additional transaction costs that all shareholders bear. Therefore, the Trust believes that it is not in its shareholders’ interests to accommodate market timing, and it has adopted policies and procedures designed to deter this practice. The Board has approved the imposition of a 2.00% redemption fee on Fund shares that are redeemed within 90 days of purchasing such shares, with certain exceptions.(25) See “HOW TO REDEEM SHARES.”

In addition, the Trust may reject any purchase order that it regards as disruptive to efficient portfolio management. The Trust relies primarily on the imposition of a redemption fee to deter market timers. Although imposition of this fee is intended to discourage abusive trading practices in shares of the Fund, there can be no assurance that such activity will not occur. Investors whom the Fund identifies as engaging in abusive trading practices will be notified of the Trust’s adverse view of market timing, and the Trust may terminate these relationships. In making such judgments, the Trust seeks to act in a manner it believes to be consistent with shareholders’ best interests. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.

It is important to recognize that, because of the complexity involved in identifying abusive trading activity and the volume of shareholder transactions, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive. The Trust has entered into agreements with financial intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transactions in shares of the Fund. The Trust relies on financial intermediaries (other than the Transfer Agent) and information provided by financial intermediaries to monitor trades of shareholders whose shares are held in group or omnibus accounts by the financial intermediaries. The Trust will generally rely on the financial intermediaries to impose a redemption fee where applicable and to prohibit or bring to the attention of the Trust transactions that may be abusive. The Trust reserves the right to reject any order placed from an omnibus account, and if it deems it appropriate because of a financial intermediary’s failure to comply with its responsibilities, the Trust may terminate the right of the financial intermediary to maintain an omnibus account.

HOW TO REDEEM SHARES

You may redeem shares of the Fund at any time. As described below, redemption requests may be made by mail or telephone through the Transfer Agent or may be made through an authorized financial intermediary or mutual fund marketplace. Your shares will be redeemed at their current NAV per share next computed after receipt of your redemption request in accordance with the procedures described in this Prospectus. See “NET ASSET VALUE.” The value of the shares redeemed may be more or less than their original cost, depending on changes in the Fund’s NAV per share.

A redemption fee of 2.00% of the then-current value of the shares redeemed is imposed on redemptions of shares made within 90 days of purchase (i.e., the redemption is effective on or before the 90th day following the date of purchase), subject to certain exceptions. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading of Fund shares. The fee does not apply to the redemption of shares that were purchased by reinvesting dividends or other Fund distributions. It also does not apply to redemptions for which the shareholder or the shareholder’s agent notifies the Transfer Agent that the redemption is being made to make required distributions from an Individual Retirement Account (an “IRA”) (or other tax-deferred retirement account) or to redemptions following the death or disability of a shareholder. For

(25)                                         We’ve said that short-term trading is not only often unwise but also hurts the Fund’s investors who aren’t doing it. The redemption fee should discourage excessive short-term trading and help investors who are innocent bystanders.

purposes of determining whether the redemption fee applies, shares held for the longest time will be deemed to have been redeemed first.(26)

If your account balance after a redemption is less than $10,000, your account may be subject to a small-balance account fee. See “HOW TO BUY SHARES — Small-Balance Account Fee.”

The Fund normally makes payment for all shares redeemed as soon as practicable, generally within two business days but no later than seven days after receipt by the Transfer Agent of a redemption request in proper form. If you purchase shares by check or ACH and submit shortly thereafter a redemption request, the redemption proceeds will not be transmitted to you until your purchase check or ACH transfer has cleared. This process may take up to eight days. Shareholders who redeem shares held in an IRA must indicate on their redemption request whether federal income taxes or any applicable state taxes should be withheld. If not, this type of redemption can be subject to federal income tax withholding and, possibly, state taxes. The Fund may suspend the right of redemption or postpone payment of redemption proceeds under unusual circumstances, as permitted by the 1940 Act or by the SEC.

Shares of the Fund may be redeemed by using one of the procedures described below. For additional information regarding redemption procedures, you may go to the Fund’s website, www.foolfunds.com, or call 1-888-863-8803 or your securities dealer.

You may redeem shares by mailing a written request to:

Regular Mail

Motley Fool Funds
P.O. Box 9780
Providence, RI 02940-9780

Express/Overnight Mail

Motley Fool Funds
101 Sabin Street
Pawtucket, RI 02860-1427

The proceeds of a written redemption request are normally paid by check made payable to the shareholders. You may request that redemption proceeds of $1,000 or more be wired to your account at any member bank of the Federal Reserve System if you have previously designated that account as one to which redemption proceeds may be wired. See “Telephone Redemption Requests.” A $12 fee will be deducted from your account if payment is made by federal funds wire transfer. This fee is subject to change. Depending on how quickly you wish to receive payment, you can request that payment be made by ACH transfer, without charges, if you have established this redemption option.

Signature Guarantees

The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form are generally accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor. A signature guarantee of each owner is required to redeem shares in the following situations:

(26)                                         A word to the Foolishly wise: We believe that redemption fees are good news for long-term shareholders. They offset the transaction-cost impact of short-term investors. What’s more, redemption fees flow back to the Fund itself, not to the coffers of the Adviser.

•                  If ownership changes on your account.

•                  When redemption proceeds are sent to any person, address, or bank account not on record.

•                  When establishing or modifying certain services on an account.

•                  If the Transfer Agent received a change of address within the past 15 days.

•                  For all redemptions in excess of $50,000 from any shareholder account.

The Transfer Agent may also require a signature guarantee in other instances it deems appropriate.

If you have any questions about signature guarantees, please call 1-888-863-8803.

Telephone Redemption Requests

You may redeem shares by telephone request if you have elected to have this option. To arrange for telephone redemptions after an account has been opened, or to change the bank account or address designated to receive redemption proceeds, please call the Transfer Agent at 1-888-863-8803 to obtain the forms. The request must be signed by each account owner and may require a signature guarantee. You may place a telephone redemption request of up to $50,000 by calling 1-888-863-8803. You may choose to have the redemption paid by check sent to your address of record, or by federal funds wire transfer (minimum amount of $1,000) or electronic ACH funds transfer to your pre-designated bank account. A $12 fee will be deducted from your account if payment is made by federal funds wire transfer. This fee is subject to change. There is no charge for proceeds sent by ACH transfer; however, you may not receive credit for transferred funds for two to three days.

During times of extreme economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption. In such an event, you should consider using a written redemption request sent by overnight service to:

Motley Fool Funds
101 Sabin Street
Pawtucket, RI 02860-1427

Using this procedure may result in having your redemption request processed at a later time than it would have been if the telephone redemption procedure had been used. During the delay, the Fund’s NAV per share may fluctuate.

By selecting the telephone redemption option, you authorize the Transfer Agent to act on telephone instructions reasonably believed to be genuine. The Transfer Agent employs reasonable procedures, such as requiring a form of personal identification, to confirm that telephone redemption instructions are genuine. Neither the Fund nor the Transfer Agent will be liable for any losses resulting from unauthorized or fraudulent instructions if these procedures are followed. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the number of requests within a specified period. Once a telephone transaction has been placed, it cannot be canceled or modified.

Redemptions Through an Authorized Securities Dealer or Mutual Fund Marketplace

If you hold shares through a securities dealer or mutual fund marketplace, you may place your redemption request through that organization. Shares will be redeemed at the NAV per share next computed after your request is received.

Please keep in mind that an authorized securities dealer (or its designee) may charge you a transaction fee or other fees for processing a redemption of Fund shares.

Redemptions Using the Internet

If you have elected to have the ability to purchase shares using the Internet, you may redeem shares in the same manner, except that this redemption option is not available for retirement plan accounts. If you choose not to have the ability to redeem shares by telephone, you will also be unable to redeem shares using the Internet. Although the systems used by the Transfer Agent include appropriate security measures intended to prevent unauthorized transactions, as with any transactions you effect on the Internet, there are various risks associated with the use of the Internet to redeem shares of the Fund, including the risk that your instructions may be lost, delayed, or inaccurately transmitted and the risk that your personal information may be intercepted and improperly used by an unauthorized third party.

Redemption of Small Accounts

To reduce Fund expenses, the Fund reserves the right to redeem at its option, upon not less than 30 days’ written notice, the account of any shareholder that has a value of less than $2,000 as a result of one or more redemptions, if the shareholder does not purchase additional shares to increase the account value to at least $2,000 during the notice period.

DIVIDENDS, DISTRIBUTIONS,
AND TAXES(27)

Dividends and Distributions

The Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year. All dividends and other distributions will be reinvested in Fund shares unless a shareholder chooses either to (1) receive dividends in cash, while reinvesting capital gains distributions in additional Fund shares; or (2) receive all distributions in cash. Additionally, the Fund reports details of distribution related transactions on quarterly account statements. You may not receive a separate confirmation statement for these transactions.

Taxes

The Fund intends to qualify as a regulated investment company for federal tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Fund dividends and capital gains distributions are taxable to most investors (unless your investment is an unleveraged investment made in an IRA or other tax-advantaged account). The tax status of any dividend or distribution is the same regardless of how long you have been an investor in the Fund and whether you reinvest your dividends and distributions or take them as cash. In general, dividends paid from the Fund’s net investment income (which would include short-term capital gains) are taxable as ordinary income, except to the extent of certain qualified dividends, which are currently taxable to individuals at long-term capital gains rates. Distributions of long-term capital gains and certain qualified dividends generally are taxable to individuals at the (federal) rate of 0% if you are in the 10% or 15% tax bracket, or 15% if you are in the 25% tax bracket or above. Other rates are scheduled to go into effect after 2010.  In addition, any sale of Fund shares will generate a tax liability if you realize a gain on the sale.

If you have a taxable account, each year you will be sent information regarding the tax status of any dividends and other distributions you receive from the Fund.

(27)                                         When the Fund pays a dividend or other distribution, its net asset value (NAV) per share will decline by the per-share amount of the distribution. Investors are no poorer for this “distribution drop,” however. As this section explains, investors may elect to reinvest their dividend and distribution payments. Doing so would allow them to acquire additional shares at the lower NAV per share. They may also choose to receive a check in the amount of their portion of the dividend or distribution.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a Social Security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

The above discussion provides very general information only, and tax laws are subject to change. You should always consult your tax professional about federal, state, and local tax consequences associated with your investment in the Fund.

MISCELLANEOUS INFORMATION

Retirement Accounts(28)

The Fund maintains arrangements for investors to establish IRAs (including Roth IRAs) and other tax-deferred retirement accounts through which shares of the Fund may be purchased. Fund shares may also be an appropriate investment for other types of retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. For more information on IRAs and other retirement accounts that are available, go to the Fund’s website, www.foolfunds.com, or call 1-888-863-8803.

Abandoned Accounts

The Transfer Agent will consider your account abandoned if correspondence to your address of record is returned as undeliverable and, after following applicable regulations, the Transfer Agent is unable to confirm a new address for your account. When an account is abandoned, or a dividend or capital gains distribution check payable to that account remains uncashed for six months, the Fund reserves the right to reinvest the amount of the check in the shareholder’s Fund account at the then-current NAV per share of the Fund and to reinvest all subsequent dividends and capital gains distributions payable to the shareholder in shares of the Fund until an updated address and new dividend and capital gains distribution instructions are received. If an account is deemed abandoned, the proceeds in the account may be subject to escheatment under applicable state laws, which vary from state to state.

Householding

To reduce Fund expenses, the Fund will mail only one copy of the Fund’s Prospectus, each annual and semi-annual report, and other shareholder communications to each address shared by two or more accounts. If you wish to receive an additional copy of these documents, please call 1-888-863-8803 or contact your financial institution. The Fund will begin sending you the additional copies 30 days after receiving your request.

GENERAL INFORMATION

Transfer Agent

BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s transfer agent and dividend disbursing agent. Shareholders of the Fund may contact the Transfer Agent with any questions regarding their transactions in shares of the Fund and account balances.

Custodian

PFPC Trust Company serves as custodian for the Fund. In that capacity, it maintains custody of all securities and cash assets of the Fund. The custodian is authorized to hold the Fund’s investments in securities depositories and with sub-custodians approved by the Fund.

(28)                                         Whether or not you invest in the Fund, it is never too soon to start thinking about retirement.

Underwriter

BNY Mellon Distributors Inc., serves as the principal underwriter of the Fund pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Fund.

Payments to Financial Intermediaries

The Fund may pay fees to financial intermediaries, including securities dealers, that provide shareholder account-related services to their customers who own Fund shares. These financial intermediaries generally have omnibus accounts with the Transfer Agent and provide shareholder services or sub-transfer agent services to Fund shareholders who are their customers. It is anticipated that fees paid by the Fund to financial intermediaries for these services generally will not exceed the fees the Fund would have incurred if customers of the financial intermediaries maintained their accounts directly with the Fund. Service arrangements with financial intermediaries are subject to approval by the Board.

THE MOTLEY FOOL FUNDS TRUST
PRIVACY POLICY

We collect the following nonpublic personal information about you:

•                  Information we receive from you on or in applications or other forms, our website, correspondence, or conversations, including, but not limited to, your name, address, phone number, Social Security number, assets, income, and date of birth.

•                  Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost-basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a securities dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Not Part of the Prospectus

INVESTMENT ADVISER

Motley Fool Asset Management, LLC
2000 Duke Street
Suite 175
Alexandria, VA 22314

ADMINISTRATOR AND
TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9780
Providence, RI 02940-9780

CUSTODIAN

PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Grant Thornton LLP
226 Causeway Street
Boston, MA 02114

UNDERWRITER

BNY Mellon Distributors Inc.
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL

 Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC  20004

FOR MORE INFORMATION

For more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recently completed fiscal year.

Statement of Additional Information

The SAI provides more details about the Fund and its policies. The current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

TO OBTAIN INFORMATION

The SAI is available, without charge, upon request. To obtain a free copy of the SAI, or if you have questions about the Fund:

By Internet

Go to www.foolfunds.com.

By Telephone

Call 1-888-863-8803 or your securities dealer.

By Mail

Write to:

Motley Fool Funds
P.O. Box 9780
Providence, RI 02940-9780

From the SEC

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov or writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File Number 811-22264

SUBJECT TO COMPLETION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED.  WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.  THIS STATEMENT OF INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Motley Fool Great America Fund

Ticker:

A series of The Motley Fool Funds Trust

2000 Duke Street, Suite 175
Alexandria, VA 22314

Statement of

Additional Information

Dated                       , 2010

Motley Fool Great America Fund (the “Fund”) is a diversified series of The Motley Fool Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on November 7, 2008, as a statutory trust under the laws of the State of Delaware. The investment objective of the Fund is to achieve long-term capital appreciation. The Fund pursues its objective by investing primarily in common stocks of companies that are organized in the United States and that are engaged in a broad range of industries.

Motley Fool Asset Management, LLC (the “Adviser”), serves as the investment adviser of the Fund.

Shares of the Fund are distributed on a continuous basis at their current net asset value (“NAV”) per share, without imposition of any front-end or contingent deferred sales charge, by BNY Mellon Distributors Inc. (the “Underwriter”), and by selected securities dealers.

Information about the Fund is set forth in a separate prospectus for the Fund, dated                       , 2010 (the “Prospectus”), which provides the basic information you should know before investing. To obtain a copy of the Prospectus, please write to Motley Fool Funds, P.O. Box 9780, Providence, RI 02940-9780, or call 888-863-8803. This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus. It is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund and the Trust, and it should be read in conjunction with the Prospectus.

TABLE OF CONTENTS

Investment Policies and Practices	1
Derivative Investments	8
Investment Restrictions	9
Management of the Fund	10
Code of Ethics	14
Investment Advisory Agreement	14
Portfolio Managers	15
Underwriter	17
How to Redeem Shares	18
Portfolio Holdings Information	19
Determination of Net Asset Value	20
Dividends, Distributions, and Taxes	21
Portfolio Transactions and Brokerage	24
Proxy Voting Procedures	25
General Information	26
Appendix A	A-1

INVESTMENT POLICIES AND PRACTICES

The sections below describe, in greater detail than in the Prospectus, some of the different types of investments that may be made by the Fund and the investment practices in which the Fund may engage. The principal investment strategies and associated risks of the Fund are described in the Prospectus.

Types of Equity Securities

In addition to common stock, the equity securities that the Fund may purchase include preferred and convertible preferred stocks, and securities having equity characteristics, such as rights, warrants, and convertible debt securities. See “Convertible Securities.” Preferred stocks represent equity ownership interests in a corporation and participate in the corporation’s earnings through dividends that the corporation may declare. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation’s earnings, which in some cases may be “cumulative” if previous stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation’s liquidation. Preferred stocks may be “participating,” which means that they may be entitled to dividends in excess of the stated dividend, in certain cases. The rights of preferred stocks are generally subordinate to rights associated with a corporation’s debt securities.

Convertible Securities

The Fund may purchase convertible securities. These securities include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

Convertible securities have an “investment value,” which is the theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. The investment value changes are based on prevailing interest rates and other factors. They also have a “conversion value,” which is the worth in market value if the security were exchanged for the underlying equity security. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value because of the combination of the convertible security’s right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security’s price, when price is influenced primarily by its conversion value, will generally yield less than a senior non-convertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered, because prices change, and, as a result, the ability to achieve capital appreciation through conversion may never occur.

Foreign Securities

The Fund may invest in equity and fixed-income securities of foreign companies, including companies located in both developed and emerging-market countries. Investment in foreign securities may include the purchase of American Depositary Receipts (“ADRs”) and other depositary receipts (European Depository Receipts and Global Depository Receipts) that represent indirect interests in securities of foreign issuers. A significant portion of the Fund’s exposure to foreign investments may be composed of such investments. Investments in foreign securities are affected by risk factors generally not associated with investments in the securities of U.S. companies in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, foreign issuers may use different accounting standards, and foreign trading markets may not be as liquid as are U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging-market countries and in less developed countries.

1

The purchase of securities denominated in foreign currencies will subject the value of the Fund’s investments in those securities to fluctuations caused by changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Fund may enter into forward foreign currency exchange contracts (“forward contracts”). These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The Fund will generally use forward contracts only to “lock in” the price in U.S. dollars of a foreign security that the Fund plans to purchase or to sell, but in certain limited cases, it may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Fund will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of the Fund’s total assets. For hedging purposes, the Fund may also use options on foreign currencies, which expose the Fund to certain risks. See “DERIVATIVE INVESTMENTS — Options on Foreign Currency” and “INVESTMENT POLICIES AND PRACTICES — Forward Contracts.”

Some foreign securities are traded in the U.S. in the form of ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily have the same currency denomination as the underlying securities into which they may be converted. Depositary receipts generally involve the same risks as do other investments in foreign securities. However, holders of ADRs and other depositary receipts may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Exchange-Traded Funds and Other Similar Instruments

The Fund may purchase shares of exchange-traded funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) (“ETFs”) and shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”). Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a “basket” of stocks of companies within a particular industry sector or group. Traded Funds sell and redeem their shares at NAV in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. The Fund does not invest in actively managed Traded Funds.

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly based portfolio of stocks, including risks that the general level of stock prices may decline and thereby adversely affect the value of each unit of the Traded Fund. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

Because Traded Funds bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser will consider the expenses associated with an investment in determining whether to invest in a Traded Fund.

Special Corporate Situation Investments

The Fund may invest a portion of its total assets in securities of companies that may be involved in special corporate situations, the occurrence of which would favorably affect the values of the companies’ equity securities. Such situations could include, among other developments, a change in management or management policies; the acquisition of a significant equity position in the company by an investor or investor group; a merger, a reorganization, or the sale of a division; the spinoff of a subsidiary, division, or other substantial assets; or a third-party or issuer tender offer. The primary risk of this type of investing is that if the contemplated event does not occur

2

or if a proposed transaction is abandoned, revised, or delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price the Fund paid.

In general, securities that are the subject of a special corporate situation sell at a premium to their market prices immediately following the announcement of the situation. However, the increased market price of these securities may nonetheless represent a discount from what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. These investments may be advantageous when the following occur: (1) the discount significantly overstates the risk of the contingencies involved; (2) the discount significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transactions; or (3) the discount fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Adviser, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror, as well as the dynamics of the business climate when the offer or proposal is in progress.

The Fund’s special corporate situation investments may tend to increase its portfolio turnover ratio and thereby increase brokerage commissions and other transaction expenses. However, the Adviser attempts to select investments of the type described that, in its view, also have a reasonable prospect of significant capital appreciation over the long term.

Types of Fixed-Income Securities

The Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed-income securities purchased by the Fund may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by Standard & Poor’s® Ratings Services (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. A description of the ratings used by S&P and Moody’s is set forth in Appendix A to this SAI. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of the Fund. Subsequent to the purchase of a fixed-income security by the Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by the Fund would not require the Fund to sell the security.

Zero-Coupon Securities

Fixed-income securities purchased by the Fund may include zero-coupon securities. These securities do not pay any interest until maturity, and for this reason, zero-coupon securities of longer maturities may trade at a deep discount from their face or par values and may be subject to greater fluctuations in market value than would ordinary debt obligations of comparable maturity. Current federal tax law requires the holder of a zero-coupon security to accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment that year.

Variable- and Floating-Rate Securities

Fixed-income securities purchased by the Fund may also include variable- and floating-rate securities. The interest rates payable on these securities are adjusted either at predesignated periodic intervals or whenever there is a change in an established market rate of interest. Other features may include a right whereby the Fund may demand prepayment of the principal amount before the stated maturity (a “demand feature”) and the right of an issuer to prepay the principal amount before maturity. One benefit of variable- and floating-rate securities is that because of

3

interest rate adjustments on the obligation, changes in market value that would normally result from fluctuations in prevailing interest rates are reduced. One benefit of a demand feature is enhanced liquidity.

Non-Investment-Grade Debt Securities

As discussed in the Prospectus, the Fund may invest in both investment-grade and non-investment-grade debt securities (including high-yield bonds). Non-investment-grade debt securities (typically called “junk bonds”) are securities considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Companies that issue these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities, because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as is the secondary market for higher-grade securities. The lack of a liquid secondary market may have an adverse impact on market price and yield, as well as on the Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio and calculating its NAV. Adverse publicity and investor perceptions may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation, because of a lack of reliable, objective data.

These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Adviser will review the credit and other characteristics pertinent to such new issues.

Securities of Other Investment Companies

The Fund may invest in securities of other investment companies, including ETF shares and shares of money market funds. The Fund’s investment in these securities (other than shares of money market funds and of certain ETFs) may be subject to certain limitations imposed by the 1940 Act — generally, a prohibition on acquiring more than 3 percent of the outstanding voting stock of another investment company. Investment companies such as ETFs and money market funds pay investment advisory and other fees and incur various expenses in connection with their operations. When the Fund invests in another investment company, shareholders of the Fund will indirectly bear these fees and expenses, which will be in addition to the fees and expenses of the Fund.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, and mortgage REITs may

4

be affected by the quality of the borrower on any credit extended. REITs are dependent on management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity-level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code that could affect their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, and as a result, the value of such investments will fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for the Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent.

Master Limited Partnerships

Master limited partnerships (“MLPs”) are publicly traded companies organized as limited partnerships or limited liability companies and treated as partnerships for U.S. federal tax purposes. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax. Instead, an MLP’s income, gain, loss, deductions, and other tax items pass through to common unitholders. If tax were to be required to be paid by the MLP at the entity level, the value of the MLP interests held by the Fund would be expected to decrease.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“MQD”). Common and general partner interests also accrue arrearages in distributions to the extent that the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD. However, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner that causes distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier at which it receives 50% of every incremental dollar paid to common and subordinated unitholders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures, and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

Temporary Investments

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, the Fund would not be pursuing its stated investment objective with its usual investment strategies. The Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or

5

Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed-income obligations (which generally have remaining maturities of one year or less) and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. The Fund, as an investor in a money market fund, will indirectly bear that fund’s fees and expenses, which will be in addition to the fees and expenses of the Fund. Repurchase Agreements involve certain risks not associated with direct investments in debt securities. See “INVESTMENT POLICIES AND PRACTICES — Repurchase Agreements.”

Diversification

As a “diversified” investment company, the Fund, with respect to 75% of its total assets, must limit its investment in the securities of any single issuer to not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer (except that these limitations do not apply to investments in U.S. Government Securities and securities of other investment companies). However, to limit the risks associated with highly concentrated holdings, it is the Fund’s current policy (which may be changed by the Board of Trustees of the Trust (the “Board”)) not to invest more than 5% of the value of its total assets in the securities of any one issuer. The Fund also intends to adhere to the diversification requirements of the Code applicable to regulated investment companies. See “DIVIDENDS, DISTRIBUTIONS, AND TAXES.”

Portfolio Turnover

Although the Fund generally does not engage in short-term trading, portfolio securities may be sold without regard to the time they have been held when investment considerations warrant such action. It is expected that the Fund’s portfolio turnover rate will not exceed 100%. A higher portfolio turnover rate would result in higher brokerage costs to the Fund and could also result in the greater realization of capital gains that will be subject to tax, including short-term gains, which will be taxable to shareholders at ordinary income tax rates. See “DIVIDENDS, DISTRIBUTIONS, AND TAXES.”

Illiquid Securities

The Fund may invest up to 15% of the value of its net assets in illiquid securities. Illiquid securities are those that the Fund cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund carries the securities. These securities include restricted securities and repurchase agreements maturing in more than seven days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board, certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid securities involve the risk that the securities will not be able to be sold at the time the Adviser desires or at prices approximating the value at which the Fund is carrying the securities. If, as a result of changes in the values of securities held by the Fund, the value of holdings by the Fund of illiquid securities exceeds 15% of the value of the Fund’s net assets, the Adviser will take appropriate actions to reduce the Fund’s holdings of illiquid securities to 15% of the value of the Fund’s net assets as soon as reasonably practicable, in a manner consistent with prudent management and the interests of the Fund.

Forward Contracts

The Fund is authorized to enter into forward contracts. These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in an equity or fixed-income security of a foreign issuer (a “foreign security”), the Fund can hedge against possible variations in the value of the dollar versus the subject currency either between

6

the date the foreign security is purchased or sold and the date on which payment is made or received (“transaction hedging”), or during the time the Fund holds the foreign security (“position hedging”). Hedging against a decline in the value of a currency through the use of forward contracts does not eliminate fluctuations in the prices of securities or prevent losses if the prices of securities decline. Hedging transactions precludes the opportunity for gain if the value of the hedged currency should rise. The Fund will not speculate in forward currency contracts. If the Fund enters into a position-hedging transaction, which is the sale of forward non-U.S. currency with respect to a security held by it and denominated in such foreign currency, the Trust’s custodian will place cash or liquid securities in a separate account in an amount equal to the value of the Fund’s total assets committed to the consummation of such forward contract. If the value of the securities placed in the account declines, additional cash or securities will be placed in the account so that the value of cash or securities in the account will equal the amount of the Fund’s commitments with respect to such contracts. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates.

Repurchase Agreements

The Fund may enter into repurchase agreements involving the types of securities eligible for purchase by the Fund. However, there is no limitation on the maturity of the securities underlying the repurchase agreements. The Fund may use repurchase agreements in lieu of purchasing money market instruments.

Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of U.S. Government Securities or other securities from a selling financial institution such as a bank, savings and loan association, or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

Repurchase agreements involve certain risks not associated with direct investments in debt securities. If the seller under a repurchase agreement becomes insolvent, the Fund’s right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of such securities may decline before the Fund is able to dispose of them. If the Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

The Fund has adopted procedures designed to minimize the risks of loss from repurchase agreement transactions. These procedures include a requirement that the Adviser effect repurchase transactions only with large, well-capitalized U.S. financial institutions that the Adviser approves as creditworthy based on periodic review under guidelines established and monitored by the Board. In addition, the value of the collateral underlying the repurchase agreement, which the Trust’s custodian will hold on behalf of the Fund, will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Lending Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of

7

the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

A loan may be terminated by the borrower on one business day’s notice, or by the Trust on two business days’ notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Trust may use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Fund’s transaction costs. However, loans of securities will be made only to companies the Board deems to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Fund.

When voting or consent rights that accompany loaned securities pass to the borrower, the Trust will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Fund will pay reasonable finder’s, administrative, and custodial fees in connection with loans of securities. The Fund may lend foreign securities consistent with the foregoing requirements.

DERIVATIVE INVESTMENTS

As discussed in the Prospectus, the Fund may use certain derivative instruments (“Derivatives”) in connection with its investment activities. The types of Derivatives in which the Fund may invest are warrants and rights. Variable-rate and floating-rate securities may also be considered a type of Derivative. The following discussion provides additional information regarding the risks associated with the Fund’s use of Derivatives.

Derivatives, Generally

The Fund may invest in Derivatives for a variety of reasons, including to gain access to certain securities, to provide a substitute for purchasing or selling particular securities, to hedge currency risk, or to seek capital appreciation.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the Fund’s portfolio as a whole. Derivatives may permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed, in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities or currencies.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund’s performance.

Derivatives may be purchased on established exchanges or over the counter (“OTC”) through privately negotiated transactions. Exchange-traded Derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce settlement risks. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees OTC Derivatives. Therefore, each party to an OTC Derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to OTC Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. OTC Derivatives are less liquid than are exchange-traded Derivatives, since

8

the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Warrants and Rights

The Fund may invest in warrants and rights. These securities are forms of derivative instruments that have equity-like characteristics. Warrants are instruments that give the Fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than is the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than are the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised before the expiration date. These factors may make warrants more speculative than other types of investments. Rights are similar to warrants but normally have a short duration (usually two to four weeks) and are distributed directly by the issuer to its existing shareholders.

INVESTMENT RESTRICTIONS

The Fund has adopted various restrictions on its investment activities. Certain of these restrictions, as well as the Fund’s investment objective, are fundamental policies and cannot be changed without approval by the holders of a majority, as defined by the 1940 Act, of the Fund’s outstanding voting shares. Such a majority means the affirmative vote of the holders of (1) 67% or more of the shares of the Fund present at a meeting of shareholders, if the holders of at least 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund, whichever is less.

Under its fundamental policies, the Fund may not:

1.               Invest more than 25% of the value of its total assets in the securities of issuers engaged in any single industry or group of industries, provided that this does not apply to U.S. Government Securities.

2.               With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations do not apply to investments in U.S. Government Securities and securities of other investment companies.

3.               Purchase or sell commodities, except that the Fund may purchase and sell foreign currency, as well as options on foreign currency and financial futures contracts, and may enter into forward foreign currency contracts in connection with its investments in foreign securities, in accordance with such investment policies as the Board may adopt and subject to applicable regulatory limitations.

4.               Purchase or sell real estate or interests therein, or purchase oil, gas, or other mineral leases, rights or royalty contracts or development programs, except that the Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

5.               Issue senior securities as defined by the 1940 Act or borrow money, except that the Fund may borrow from banks for temporary extraordinary or emergency purposes (but not for investment) in an amount up to 10% of the value of the Fund’s total assets (calculated at the time of the borrowing). The Fund may not make additional investments while it has any borrowings outstanding. This restriction shall not be deemed to prohibit the Fund from purchasing or selling securities on a when-issued or delayed-delivery basis, or entering into reverse repurchase

9

agreements, lending portfolio securities, selling securities short, purchasing or selling financial futures contracts, writing covered put and call options on securities, stock indices, and foreign currencies, or entering into swaps and other forms of derivative transactions, in each case in accordance with such investment policies as the Board may adopt and provided that the Fund segregates assets on the records of its custodian to cover these positions. (The foregoing transactions, other than borrowing money, are not considered to involve the issuance of senior securities provided that cash and liquid securities segregated by the Fund are maintained in an amount at least equal to the Fund’s obligations in connection with those transactions in accordance with applicable interpretations of the Securities and Exchange Commission and its staff.)

6.               Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

7.               Make loans of money or securities, except that the Fund may lend money through the purchase of permitted investments, including repurchase agreements, and may lend its portfolio securities in an amount not exceeding 33 1/3% of the value of the Fund’s total assets.

Notwithstanding any restrictions relating to entering into reverse repurchase agreements, selling securities short, purchasing or selling financial futures contracts, or writing covered put and call options on securities, stock indices, and foreign currencies, the Fund does not engage in these types of activities.

The Fund has adopted the following additional investment restrictions, which are not fundamental and that the Board may change. Under these restrictions, the Fund may not:

1.               Invest in the securities of a company for the purpose of exercising management or control; however, this limitation shall not be deemed to prohibit the Fund from exercising voting rights with respect to its portfolio securities.

2.               Pledge, mortgage, hypothecate, or otherwise encumber its assets, except in an amount not to exceed 33 1/3% of the value of the Fund’s total assets to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices.

3.               Purchase securities that are illiquid, including repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the value of the Fund’s net assets would be so invested.

4.               Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

5.               Make any change in its policy to invest 80% of its net assets in securities of U.S. companies unless it provides its shareholders with at least 60 days prior written notice.

Except as otherwise may be stated, all percentage limitations on the Fund’s investment practices set forth in this SAI and the Prospectus apply at the time of an investment or a transaction, and a subsequent change in percentage resulting from a change in value of the investment or the total value of the Fund’s assets will not constitute a violation of such restriction.

MANAGEMENT OF THE FUND

The Board has the overall responsibility for monitoring the operations of the Trust and the Fund and for supervising the services provided by the Adviser and other organizations. The officers of the Trust are responsible for managing the day-to-day operations of the Trust and the Fund.

Set forth below is information with respect to each of the Trustees and officers of the Trust, including their principal occupations during the past five years.

10

Independent Trustees

Name, Address, and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Kathleen A. O’Neil 2000 Duke Street Suite 175 Alexandria, VA 22314 Age 58	Trustee	Indefinite/Since March 2009	President/CEO, Liberty Street Advisors (consultancy). Director, BMC Software; Guidance Software; Metlife Bank, N.A.; John Carroll University (1999 to 2008).	2	BMC Software; Guidance Software; Metlife Bank, N.A.
Gary Langbaum 2000 Duke Street Suite 175 Alexandria, VA 22314 Age 61	Trustee	Indefinite/Since March 2009	Retired	2	None
Stephen L. Boyd 2000 Duke Street Suite 175 Alexandria, VA 22314 Age 69	Trustee	Indefinite/Since March 2009	Advisory Director, Morgan Stanley Investment Management	2	None

11

Interested Trustees and Officers

Name, Address, and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Peter E. Jacobstein* 2000 Duke Street Suite 175 Alexandria, VA 22314 Age 45	Trustee and President	Indefinite/Since November 2008	President, Motley Fool Asset Management, LLC. SVP, The Motley Fool, Inc. (financial publishing). VP, Strategy and Development, Discovery Comm., Inc. (media).	2	None
Ollen C. Douglass 2000 Duke Street Suite 175 Alexandria, VA 22314 Age 47	Treasurer	Indefinite/Since November 2008

Chief Financial Officer, The Motley Fool Holdings, Inc. (and its predecessor, The Motley Fool, Inc.) (financial publishing). Director, Fool/Love Money.com Financial Services, Ltd. (U.K. mortgage adviser) (2008 to 2009); Lovemoney.com, Ltd. (U.K. financial information site) (2009 to 2009); and The Motley Fool, Ltd. (U.K. financial information site).

				N/A	N/A
Lawrence T. Greenberg 2000 Duke Street Suite 175 Alexandria, VA 22314 Age 47	Vice President and Secretary	Indefinite/Since March 2009

SVP and Chief Legal Officer, The Motley Fool Holdings, Inc. (and its predecessor, The Motley Fool, Inc.) (financial publishing). Adjunct professor, Washington College of Law, American University, George Mason School of Law (2000 to 2007). Director, Fool/Love Money.com Financial Services, Ltd. (U.K. mortgage adviser) (2008 to 2009), Lovemoney.com, Ltd. (U.K. financial information site) (2009 to 2009).

				N/A	N/A

*       Mr. Jacobstein is an “interested person” (as defined by the 1940 Act) of the Trust because he is the President and Chairman of the Adviser.

Audit Committee

The Board has established an Audit Committee, which is responsible for advising the Board with respect to accounting, auditing, and financial matters affecting the Trust. The Audit Committee consists of all the Independent Trustees. The Audit Committee met once during the fiscal year ended October 31, 2009.

12

Board of Trustees’ Interest in the Fund

The Trustees owned the following dollar ranges of equity securities in the Fund as of the end of the most recently completed calendar year:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Kathleen A. O’Neil	None	None
Gary Langbaum	None	$1 - $10,000
Stephen L. Boyd	None	$10,001 - $50,000
Peter E. Jacobstein	None	$10,001 - $50,000

Trustee Interest in Adviser, Underwriter, or Affiliates

As of the end of the most recently completed calendar year, neither the Trustees who are not “interested” persons, as defined by the 1940 Act, of the Fund nor members of their immediate families owns or has owned securities beneficially or of record in the Adviser, the Underwriter, or any affiliate of the Adviser or Underwriter during the past two calendar years, as shown by the chart below. Accordingly, as of the end of the most recently completed calendar year, neither the Trustees who are not “interested” persons, as defined by the 1940 Act, of the Fund nor members of their immediate families have or had a direct or indirect interest, the value of which exceeds $120,000 in the Adviser, the Underwriter, or any of their affiliates during the past two calendar years.

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
Kathleen A. O’Neil	None	None	None	None	None
Gary Langbaum	None	None	None	None	None
Stephen L. Boyd	None	None	None	None	None
Peter E. Jacobstein	N/A	N/A	N/A	N/A	N/A

Trustee Material Interest in Any Transactions with Adviser, Underwriter, or Affiliates

During the two most recently completed calendar years, neither the Trustees who are not “interested” persons, as defined by the 1940 Act, of the Trust nor members of their immediate family have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Underwriter, or any affiliate of the Adviser or Underwriter was a party.

Compensation

Each Trustee who is not an “interested person,” as defined by the 1940 Act, of the Trust is paid (i) an annual retainer of $20,000, (ii) a fee of $1,250 for each quarterly meeting of the Board attended, and (iii) a fee of $500 for each meeting attended of any committee of the Board of which such Trustee is a member (if such meeting is not held on the same day as a meeting of the Board). Officers of the Trust, all of whom are members, officers, or employees of the Adviser, or their affiliates, receive no compensation from the Trust.  Trustee compensation expected to be received from the Trust for the 2010 fiscal year is set forth below.

13

Name of Person, Position	Aggregate Compensation From Trust*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Trust Complex Paid to Trustees
Kathleen A. O’Neil	$27,000	None	None	$27,000
Gary Langbaum	$27,000	None	None	$27,000
Stephen L. Boyd	$27,000	None	None	$27,000
Peter E. Jacobstein	None	None	None	None

* Aggregate and total compensation received from the Trust is an estimate based on the anticipated meetings during the 2010 fiscal year.

CODE OF ETHICS

The Trust and the Adviser have each adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. Each Code of Ethics permits such individuals to purchase and sell securities, including securities that are purchased, sold, or held by the Fund, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Fund’s investment activities.

INVESTMENT ADVISORY AGREEMENT

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus titled “MANAGEMENT OF THE FUND — Investment Adviser.”

The Adviser is a Delaware limited liability company with offices at 2000 Duke Street, Suite 175, Alexandria, VA 22314. The Adviser is a wholly owned subsidiary of The Motley Fool Holdings, Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, LLC, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders.

The Adviser provides investment advisory services to the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”), dated [June 15, 2009] between the Adviser and the Trust. The Advisory Agreement has an initial term expiring on [June 15, 2011], and may be continued in effect from year to year thereafter, subject to the approval thereof by (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust or the Adviser (the “Independent Trustees”), by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Adviser manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board. The Adviser is responsible for all investment decisions for the Fund and for placing orders for the purchase and sale of investments for the Fund’s portfolio. The Adviser also provides such additional administrative services as the Trust or the Fund may require beyond those furnished by the Administrator and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Trust and the Fund. In addition, the Adviser pays the salaries of officers of the Trust who are employees of the Adviser and any fees and expenses of Trustees of the Trust who are also officers, directors, or employees of the Adviser or who are officers or employees of any company affiliated with the Adviser and bears the cost of telephone service, heat, light, power, and other utilities associated with the services it provides.

In consideration of the services provided by the Adviser, the Fund pays the Adviser a fee that is computed and paid monthly at an annual rate of 0.95% of the Fund’s average daily net assets during the month (the “Basic

14

Fee”). Commencing the first month after the Fund has completed 12 full calendar months of operations, the Basic Fee is subject to a monthly adjustment (the “Monthly Performance Adjustment”) based on the investment performance of the Fund relative to the performance of the Russell MidCap Index measured over a trailing-36-month period (or, if the Fund does not have 36 full calendar months of operations, the number of months since commencement of the Fund’s operations) (the “Performance Measurement Period”). The fee payable for each month (the “Total Advisory Fee”) will be the Basic Fee plus or minus the Monthly Performance Adjustment. The maximum annual rate used in determining the Monthly Performance Adjustment is +/-0.20% of the Fund’s applied to the average daily net assets of the Fund during the Performance Measurement Period. No adjustment is made if the percentage point difference between the investment performance of the Fund and the investment performance of the Russell MidCap Index during the Performance Measurement Period is 3% or less. The applicable annual rate used for the Monthly Performance Adjustment varies proportionally with the percentage point difference between the performance of the Fund and the performance of the index, and the maximum adjustment rate of +/-0.20% applies when the Fund outperforms or underperforms the Russell MidCap Index by 13 percentage points or more.

The Monthly Performance Adjustment is calculated by subtracting from the cumulative percentage performance of the Fund during the Performance Measurement Period (net of all expenses, including advisory fees) the percentage change in the Russell MidCap Index over the same period (including the value of dividends paid during the measurement period on stocks included in the Russell MidCap Index). The Monthly Performance Adjustment will be based on an annual percentage rate determined by (i) subtracting 3 from the positive or negative percentage difference between the investment performance of the Fund and the investment performance of the index during the Performance Measurement Period, and (ii) multiplying the result by 2%, but the annual percentage rate used in determining the Monthly Performance Adjustment will be limited to a rate of not more than +0.20% nor less than -0.20%. The dollar amount of the Monthly Performance Adjustment is then determined by dividing the annual percentage rate by 12 and (iii) multiplying the result by the average daily net assets of the Fund during the Performance Measurement Period.

The Prospectus contains additional information regarding the computation of the Monthly Performance Adjustment, including a table that illustrates how the Total Advisory Fee is computed. Because the Monthly Performance Adjustment is based on the Fund’s average daily net assets during the Performance Measurement Period (a figure that may differ from the average daily net assets of the Fund during the month for which the Monthly Performance Adjustment is computed and on which the Basic Fee is determined), a significant decline in the net assets of the Fund could result in a negative Monthly Performance Adjustment in a dollar amount exceeding the Basic Fee for the month. In such an event, the Adviser would be obligated to pay the Fund such excess amount.

The Basic Fee and the Total Advisory Fee that may be payable by the Fund as a result of the Monthly Performance Adjustment may each be higher than the advisory fees paid by other mutual funds with similar investment objectives.

PORTFOLIO MANAGERS

The Adviser has established an investment committee (“Investment Committee”) composed of portfolio managers William H. Mann III, William S. Barker, CFA, Donald M. Krueger, and Anthony L. Arsta. Mr. Mann is the chair of the Investment Committee and is the person primarily responsible for all investment-related services provided to the Fund by the Adviser. The following table provides information regarding accounts managed by the portfolio managers as of the fiscal year ended October 31, 2009.

15

	Total Accounts		Accounts With Performance-Based Fees
Portfolio Manager; Other Accounts	Number	Assets (in Millions)	Number	Assets (in Millions)
William H. Mann III
Registered Investment Companies	1	$30.4	1	$30.4
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

William S. Barker
Registered Investment Companies	1	$30.4	1	$30.4
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Donald M. Krueger
Registered Investment Companies	1	$30.4	1	$30.4
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Anthony L. Arsta
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Portfolio Manager Compensation

Each portfolio manager’s base salary is determined by the Adviser based on his level of responsibility at the Adviser. In determining the amount of the base salary, the Adviser considered compensation levels in the mutual fund industry and in the geographic area of the Adviser, as well as compensation levels generally at the Adviser and its affiliates. Messrs. Mann’s and Krueger’s compensation also includes a quarterly cash bonus that is fixed and was determined based on the same factors that the Adviser considered in setting their base salary.

Material Conflicts of Interest

Real, potential, or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund. The portfolio managers may manage other accounts with investment strategies similar to the Fund, including other pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts, and the portfolio managers may personally invest in these accounts. (Although the Fund’s Total Advisory Fee has a performance adjustment component, the Fund does not pay a separate performance-based fee.) Performance-based fees earned by the Adviser from managing other accounts could potentially exceed the fees earned by the Adviser from managing the Fund. These factors could create conflicts of interest because portfolio managers have potential incentives to favor certain accounts over others (including the Fund), with the result that other accounts could outperform the Fund.

A conflict may also exist if the portfolio managers identify a limited investment opportunity that may be appropriate for more than one account but the Fund is unable to take full advantage of that opportunity because of the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely affect the value of securities held by the Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by

16

the portfolio managers are generally managed in a similar fashion and that the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

The Adviser and the portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients in which the Fund has no interest and thus may have certain additional conflicts of interest. In addition, the Adviser may act as the investment adviser to accounts pursuing a range of traditional and alternative investment strategies. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not others, and securities that are being sold for some accounts may be purchased for others. Factors that could lead to differences in trading decisions for various investment strategies include, among others, in the case of conflicting positions: differing portfolio manager analyses, different investment horizons, implementation of a particular hedging strategy, and differing desired market exposures. When making allocations, portfolio managers may also consider a number of factors, such as cash flow situations, tax considerations, different investment horizons, and different investment strategies. All portfolio managers are aware that trades may not be made in one client account for the purpose of benefiting another client account. Investment decisions must be made only on the basis of the investment considerations relevant to the particular account for which a trade is being made.

The Adviser has adopted a Code of Ethics and Best Execution Guidelines, among other policies and procedures, that seek to ensure that clients’ accounts are not harmed by potential conflicts of interests. The Adviser also has procedures to assure that fair and appropriate allocation of investments purchased and sold is made among all clients.

In addition, certain publishing affiliates of the Adviser (the “Publishing Affiliates”) publish opinions, and recommendations regarding the purchase and sale of securities, potentially including particular securities, industries, or market sectors in which the Fund has invested or that the Adviser is considering for purchase or sale by the Fund. These opinions and recommendations may be consistent with, or opposed to, the views of the Adviser, and they may adversely affect the prices of securities held by the Fund or the prices at which the Fund can purchase or sell particular securities. The Fund, the Adviser, and the Publishing Affiliates have adopted procedures designed to prevent the Publishing Affiliates’ personnel from obtaining or using nonpublic information about the Fund’s holdings or the Adviser’s strategy or actual or potential portfolio transactions and to prevent personnel of the Adviser from using information from the Publishing Affiliates and their publications before publication. These procedures include physical segregation of offices with controls on access, restrictions on electronic access to information, policies to maintain the confidentiality of information, and related training with respect to these policies. In addition, the procedures require monitoring by the chief compliance officer of the Adviser and the general counsel of the Publishing Affiliates through the review of transactions and publications, with the goal of identifying possible use of information by the Adviser or the Publishing Affiliates or their respective personnel in violation of applicable policies. Certain conflicts may nonetheless be deemed to exist to the extent that the Fund might benefit if a Publishing Affiliate recommends the purchase of a security held by the Fund or recommends the sale of a security being considered by the Fund for purchase, and to the extent that the price of a security on which a Publishing Affiliate has expressed an opinion could be affected by the Adviser’s purchase or sale of that security for the Fund. In this regard, members of the Investment Committee may consider analysis published by the Publishing Affiliates in making investment decisions for the Fund and other clients; however, they do not base their decisions solely on such analysis, and, as a matter of policy, decisions to purchase and sell securities for the Fund are made based on the Adviser’s best judgment, consistent with the best interests of the Fund.

UNDERWRITER

Shares of the Fund are distributed on a continuous basis at their current NAV per share, without imposition of any front-end or contingent deferred sales charge, by the Underwriter.

The Underwriter provides these services to the Fund pursuant to an Underwriting Agreement dated as of July 1, 2010, with the Trust (the “Underwriting Agreement”). The Underwriting Agreement is terminable without penalty, on at least 60 days’ prior written notice, by the Board, by vote of the holders of a majority of the Fund’s outstanding voting shares, or by the Underwriter. The Underwriting Agreement has an initial two-year term expiring

17

on November 14, 2010. Thereafter, the Underwriting Agreement may be renewed for successive one-year terms, provided such continuance is specifically approved by (1) the Board; or (2) vote of a majority of the Fund’s outstanding voting securities, provided that, in either event, the continuance must also be approved by a majority of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust or the Underwriter, by vote cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement provides that it will terminate automatically in the event of its “assignment” (as defined by the 1940 Act and the rules thereunder).

In the Underwriting Agreement, the Trust has agreed to indemnify the Underwriter to the extent permitted by applicable law against certain liabilities under the 1933 Act. The Adviser compensates the Underwriter for its services to the Trust under a written agreement for such services between the Adviser and the Underwriter. For the fiscal year ended October 31, 2009, the Underwriter received $13,655 for services provided on behalf of the Trust.

The principal business address of the Underwriter is at 760 Moore Road, King of Prussia, PA 19406-1212.

HOW TO REDEEM SHARES

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus titled “HOW TO REDEEM SHARES.”

Redemption Fees

A redemption fee of 2.00% of the then-current value of the shares redeemed is imposed on redemptions of shares made within 90 days of purchase (i.e., the redemption is effective on or before the 90th day following the date of purchase), subject to certain exceptions. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading of Fund shares. The fee does not apply to the redemption of shares that were purchased by reinvesting dividends or other Fund distributions. It also does not apply to redemptions for which the shareholder or the shareholder’s agent notifies the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.), Inc.) (the “Transfer Agent”), that the redemption is being made to make required distributions from an Individual Retirement Account (or other tax-deferred retirement account) or to redemptions following the death or disability of a record shareholder. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

Wire Redemption Privilege

By using this privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Trust will initiate payment for shares redeemed pursuant to this privilege on the next business day after the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application, or to a correspondent bank if the investor’s bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor’s bank may be necessary to avoid a delay in crediting the funds to the investor’s bank account.

To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. Each shareholder must sign this request, with each signature guaranteed as described in the Prospectus under “HOW TO REDEEM SHARES.”

Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed (1) during any period when the New York Stock Exchange, Inc. (the “NYSE”), is closed (other than customary weekend and holiday closings); (2) when trading in the markets the Fund ordinarily uses is restricted, or when an emergency exists as determined by the Securities and Exchange Commission (the “SEC”) such that disposal of the Fund’s investments or determination

18

of its NAV is not reasonably practicable; or (3) for such other periods as the SEC by order may permit to protect the Fund’s shareholders.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted a written policy relating to disclosure of its portfolio holdings governing the circumstances under which disclosure may be made to shareholders and third parties of information regarding the portfolio investments the Fund holds. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q). These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Except for these reports, or as otherwise specifically permitted by the Trust’s policy, information regarding the Fund’s portfolio holdings may not be provided to any person.

Information regarding the Fund’s portfolio securities, and other information regarding the investment activities of the Fund, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust (the “CCO”). In connection with any such arrangement, the recipient of the information must agree to maintain the confidentiality of the information and to use the information only to facilitate its rating or ranking of the Fund. The Fund’s policy does not prohibit (1) disclosure of information to the Fund’s investment adviser or to other service providers to the Trust (including its administrator, distributor, custodian, legal counsel, and auditors) or to brokers and dealers through which portfolio securities are purchased and sold (but only with respect to information relating to the particular securities being purchased or sold), or (2) disclosure that is made on the same basis to all shareholders of the Fund regarding holdings of, or transactions in, portfolio securities. The CCO is authorized to approve other arrangements under which information relating to portfolio securities held by, or purchased or sold by, the Fund is disclosed to shareholders or third parties, subject to a requirement that the CCO concludes (based upon various factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and the Fund and is unlikely to affect adversely the Trust or the Fund. Any such arrangements approved by the CCO are required to be reported to the Board. The Trust believes that the standards applicable to approval of these arrangements should help assure that any disclosure of information is in the best interests of the Fund and its shareholders and that disclosure is not made under circumstances in which the Adviser or an affiliated person of the Trust stands to benefit to the detriment of the Fund.

The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to the Fund’s portfolio securities and is also responsible to report to the Board at least annually regarding the effectiveness of the Trust’s compliance program, including its policy governing the disclosure of portfolio holdings and any material violations of that policy. Under the Trust’s policy, the Adviser, the Trust, and their respective affiliated persons are prohibited from receiving any direct or indirect compensation in consideration of information relating to the Fund’s portfolio securities held, purchased, or sold by the Fund.

Consistent with the Trust’s policy, information relating to the Fund’s portfolio securities is provided to certain persons as described in the following table. Such persons are subject to an obligation not to trade on such information. There are no other arrangements in effect involving the disclosure of information regarding the Fund’s portfolio holdings.

TYPE OF SERVICE PROVIDER	TYPICAL FREQUENCY OF ACCESS TO PORTFOLIO INFORMATION	RESTRICTIONS
Adviser	Daily	Ethical
Administrator and Underwriter	Daily	Contractual and ethical
Custodian	Daily	Contractual and ethical
Auditor	During annual audit	Ethical
Legal Counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical

19

Printers	Twice a year—printing of semi-annual and annual reports	No formal restrictions in place. However, printer would not receive portfolio information until at least 30 days old.
Broker-Dealers Though Which the Fund Purchases and Sells Portfolio Securities	Daily access to the relevant purchase and/or sale—no broker/dealer has access to the Fund’s entire portfolio	Contractual and ethical

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the Fund’s Prospectus titled “HOW TO BUY SHARES” and “HOW TO REDEEM SHARES.”

NAV is determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) each day the NYSE is open, except that no computation need be made on a day on which no orders to purchase or redeem shares have been received. The NYSE currently observes the following holidays: New Year’s Day, Martin Luther King Jr. Day (third Monday in January), Presidents Day (third Monday in February), Good Friday (Friday before Easter), Memorial Day (last Monday in May), Independence Day, Labor Day (first Monday in September), Thanksgiving Day (last Thursday in November), and Christmas Day.

NAV per share is computed by dividing the value of the Fund’s net assets (i.e., the value of its assets less its liabilities) by the total number of Fund shares outstanding. In computing NAV, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the OTC market are valued on the basis of the last sales price as reported by NASDAQ®. If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ®. Stock options and stock index options traded on national securities exchanges or on NASDAQ® are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Board. Debt securities that mature in less than 60 days are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days. A pricing service may be used to determine the fair value of securities held by the Fund. Any such service might value the investments based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data-processing techniques, a matrix system, or both to determine valuation. The Board will review and monitor the methods such services use to assure itself that securities are valued at their fair values.

The values of securities held by the Fund and other assets used in computing NAV are determined as of the time at which trading in such securities is completed each day. That time, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges will be valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by the Fund or their liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Board. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation service.

20

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus titled “DIVIDENDS, DISTRIBUTIONS, AND TAXES.” In addition, the following is only a summary of certain tax considerations that generally affect the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

It is the policy of the Trust each fiscal year to distribute substantially all of the Fund’s net investment income (i.e., generally, the income that it earns from dividends and interest on its investments, and any short-term capital gains, net of Fund expenses) and net capital gains, if any, to its shareholders. Unless requested otherwise by a shareholder, dividends and other distributions will be automatically reinvested in additional shares of the Fund at the NAV per share in effect on the day after the record date.

The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code. If so qualified, the Fund will not be subject to federal income tax on that part of its net investment income and net capital gains that it distributes to its shareholders. Certain federal income and excise taxes would be imposed on the Fund if it fails to make certain required distributions of its income to shareholders. The Fund intends, however, to make distributions in a manner that will avoid the imposition of any such taxes. If, however, for any taxable year the Fund fails to qualify as a RIC, it would be subject to federal corporate income tax on its taxable income. To qualify for such tax treatment, the Fund must generally, in addition to making distributions to shareholders each year in a timely manner equal to the sum of (1) at least 90% of its “investment company taxable income” as defined in the Code and (2) at least 90% of its net tax-exempt income, if any, among other things, (a) derive at least 90% of its gross income from dividends, interest (including payments received with respect to loans of stock and securities), gains from the sale or other disposition of stock, securities, or foreign currencies and certain related income and net income derived from an interest in a “qualified publicly traded partnership” (generally, a publicly traded partnership other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC); and (b) diversify its holdings so that at the end of each quarter of its fiscal year (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government Securities, securities of other RICs, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer, any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Shareholders subject to federal income taxation will have to pay any applicable federal income taxes on the dividends and capital gains distributions they receive from the Fund, whether paid in cash or reinvested in additional shares of the Fund. Dividends and capital gains distributions will also be subject to applicable state and local taxes. Dividends derived from net investment income or net realized short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes, except with respect to “qualified dividends” received by individual shareholders, as described below. Distributions from net realized long-term capital gains will be taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of how long shareholders have held their shares of the Fund. The Code provides that the net capital gain of an individual generally will not be subject to federal income tax at a rate in excess of 15% with respect to capital assets held for more than 12 months; the maximum rate is currently scheduled to increase to 20% for taxable years beginning on or after January 1, 2011. Each year, shareholders of the Fund will be sent full information on dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains, the amount of dividends that are designated as “qualified dividends” for individual shareholders, and the amount of dividends eligible for the dividends-received deduction available for corporations.

Redemptions of shares of the Fund will result in the recognition of any gain or loss for federal income tax purposes. Any loss arising from the sale or redemption of shares in the Fund held for six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gains distributions the shareholder receives with respect to such shares. For purposes of determining whether shares in the

21

Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales.

Depending on the composition of the Fund’s income, the entire amount or a portion of the dividends paid by the Fund from net investment income may be designated as “qualified dividends” that are taxable to individual shareholders at long-term capital gains rates, provided that certain holding-period requirements are met. Under current law, such dividends will be taxable at ordinary income rates for taxable years beginning on or after January 1, 2011.  In general, dividend income of the Fund distributed to individual shareholders will be eligible for the lower tax rate only to the extent that the Fund’s income consists of dividends paid by U.S. corporations and certain foreign corporations. However, the lower tax rate will apply only if the individual shareholder holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales, or similar transactions is not counted. In addition, an individual shareholder would not benefit to the extent that he, she, or it is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Depending on the composition of the Fund’s income, the entire amount or a portion of the dividends paid by the Fund from net investment income may qualify for the dividends-received deduction allowable to qualifying U.S. corporate shareholders (the “dividends-received deduction”). In general, dividend income of the Fund distributed to qualifying corporate shareholders will be eligible for the dividends-received deduction only to the extent that the Fund’s income consists of dividends paid by U.S. corporations. However, a corporate shareholder’s dividends-received deduction will be disallowed unless he, she, or it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales, or similar transactions is not counted. In addition, a corporate shareholder would not benefit to the extent that he, she, or it is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property. Furthermore, the dividends-received deduction will be disallowed to the extent that a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness.

It should be noted that both dividends and capital gains distributions an investor receives have the effect of reducing the NAV of the shares by the exact amount of the dividend or capital gains distribution. If the NAV of the shares should be reduced below a shareholder’s cost as a result of such distributions, such distributions would be at least a partial return of capital but nonetheless taxable. Therefore, an investor should consider the tax consequences of purchasing shares immediately before a distribution record date.

Dividends and interest the Fund receives on foreign investments may give rise to withholding and other taxes that foreign countries impose on the Fund. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

There is generally no withholding tax to a shareholder who is not a U.S. person within the meaning of the Code (“Non-U.S. Person”) (1) on the portion of the Fund’s distributions that consist of long-term capital gains realized by the Fund, and (2) for the Fund’s taxable years beginning before January 1, 2010, on the portion of the Fund’s distributions that the Fund designates as short-term capital gains dividends or “interest-related dividends” (generally, dividends attributable to net interest income that would not result in U.S. withholding taxes if earned directly by the shareholder), in all cases provided that such distributions are not effectively connected with the conduct of a trade or business in the U.S. by such Non-U.S. Person. However, the remaining distributions to Non-U.S. Persons are generally subject to a 30% withholding tax, unless reduced or eliminated by treaty. Other rules may apply to Non-U.S. Persons (1) whose income from the Fund is effectively connected with the conduct of a U.S. trade or business by such Non-U.S. Person; or (2) in certain circumstances, to the extent that the Fund makes distributions before January 1, 2010, if such distributions are attributable to dispositions of U.S. real property interests (e.g.,

22

investments in certain real estate investment trusts). Such investors should consult with their own advisers regarding those rules.

Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends, distributions from net realized long-term capital gains, and the proceeds of any redemption paid to a shareholder if such shareholder fails to certify on IRS Form W-9, Form W-8BEN, or other applicable form either that the Taxpayer Identification Number (“TIN”) furnished to the Fund is correct or that such shareholder has not received notice from the Internal Revenue Service (the “Service”) of being subject to backup withholding. Furthermore, the Service may notify the Fund to institute backup withholding if the Service determines that a shareholder’s TIN is incorrect or if a shareholder has failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is 28% and is subject to change starting January 1, 2011.

From time to time, it is possible that the Fund may not qualify as a “publicly offered regulated investment company.” In such case, certain non-corporate shareholders, including individuals, trusts, and estates, may be limited in their ability to deduct certain expenses of the Fund, including the Total Advisory Fee. Such expenses would be treated as miscellaneous itemized deductions subject to limitations on deductibility applicable to such shareholders. A “publicly offered regulated investment company” is a RIC whose shares are (1) continuously offered pursuant to a public offering, (2) regularly traded on an established securities market, or (3) held by at least 500 persons at all times during the taxable year.

Pursuant to recently issued Treasury regulations directed at tax-shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based on any of several indicia, including the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Fund.

Ordinarily, gains and losses realized by the Fund from portfolio transactions will be treated as capital gains and losses. However, all or a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency-denominated bank deposits) and non-U.S.-dollar-denominated securities (including debt instruments and certain forward contracts and options) will be treated as ordinary income or loss under Section 988 of the Code. Income or loss from transactions involving certain derivative instruments, such as certain swap transactions, will also generally constitute ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in “conversion transactions” may be treated as ordinary income under Section 1258 of the Code. “Conversion transactions” are defined to include certain forward, futures, option, and straddle transactions, certain transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

Under Section 1256 of the Code, any gain or loss realized by the Fund from certain foreign currency forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options, as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund’s taxable year will be treated as sold for their then-fair market value and thus result in additional gain or loss to the Fund characterized in the manner described above.

Offsetting positions the Fund holds involving certain forward contracts or options may constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Sections 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 1256 and 988 of the Code. As such, all or a portion of any short- or long-term capital gain from certain “straddle” transactions may be recharacterized as ordinary income.

23

If the Fund were treated as entering into “straddles” by reason of its engaging in certain forward contracts or options transactions, such “straddles” would be characterized as “mixed straddles” if the forward contracts or options transactions comprising a part of such “straddles” were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to “mixed straddles.” Depending on which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the “straddle” and conversion transaction rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the “straddle” and conversion transaction rules, short-term capital loss on “straddle” positions may be recharacterized as long-term capital loss, long-term capital gains from such positions may be treated as short-term capital gains, and any capital gains from such positions may be treated as ordinary income.

In the event of short sales of an appreciated financial position, which sales constitute constructive sales under Section 1259 of the Code, the Fund must recognize a gain as if the position were sold, assigned, or otherwise terminated at its fair market value as of the date of the short sale and immediately repurchased. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on that position to reflect the gain recognized on the short sale. The Fund’s holding period in the position would begin as if the Fund had first acquired the position on the date of the short sale.

The Trust may be subject to tax in certain states in which it does business. In states with income tax laws, the tax treatment of the Trust and its shareholders in respect to distributions may differ from the federal tax treatment.

The foregoing discussion regarding federal and state taxation is for general information only. It is based on tax laws and regulations as in effect on the date of this SAI and is subject to change by legislative or administrative action. Prospective shareholders should consult their own tax advisers concerning the federal, state, local, and foreign tax consequences of an investment in the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a “net” basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid. The Fund anticipates that its transactions involving foreign securities will be effected through ADRs and on principal stock exchanges for such securities. Fixed commissions on foreign stock-exchange transactions are generally higher than are negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign stock exchanges and brokers than in the U.S.

The Adviser may serve as an investment adviser to other clients, including private investment companies, and the Adviser may in the future act as an investment adviser to other registered investment companies. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Fund and others whose assets are managed by the Adviser in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Fund and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Fund.

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser believes that a requirement always to seek the lowest

24

commission cost could impede effective management and preclude the Adviser from obtaining high-quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

In seeking to implement the Trust’s policies, the Adviser effects transactions with brokers and dealers that it believes provide the most favorable prices and are capable of providing efficient executions. The Adviser may place portfolio transactions with a broker or dealer that furnishes research and other services to the Adviser and may pay higher commissions to brokers in recognition of research provided (or direct the payment of commissions to such brokers). Such services may include, but are not limited to, any one or more of the following: (1) information as to the availability of securities for purchase or sale, (2) statistical or factual information or opinions pertaining to investments, (3) wire services, (4) and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Trust directly. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

PROXY VOTING PROCEDURES

The Fund has delegated authority to vote proxies to the Adviser, subject to the supervision of the Board. The Adviser’s proxy voting policies are summarized below.

Policies of the Fund’s Adviser

It is the Adviser’s policy to vote all proxies the Fund receives in a manner that serves the Fund’s best interests. Upon receiving each proxy, the Adviser will review the issues presented and make a decision to vote for, vote against, or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the matters to be voted on and in determining how to vote. Factors the Adviser considers in making such determinations include the impact on the value of securities, the anticipated costs and benefits associated with the proposal, the effect on liquidity of the Fund’s investment, and customary industry and business practices. The Adviser generally supports policies, plans, and structures that it believes gives quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Adviser generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

Conflicts of Interest

The Adviser’s duty is to vote in the best interests of the Fund’s shareholders. Therefore, in situations in which there is a conflict of interest between the interests of the Adviser, the Underwriter, or any affiliated person and the interests of the Fund’s shareholders, the Adviser will take one of the following steps to resolve the conflict:

A.	If a proposal is addressed by the specific policies adopted by the Adviser, it will vote in accordance with those policies.

B.	If the Adviser believes it is in the best interest of the Fund to depart from the specific policies provided, the Adviser will be subject to the requirements of C or D below, as applicable.

C.

If the proxy proposal (1) is not addressed by the specific policies or (2) requires a case-by-case determination by the Adviser, the Adviser may vote such proxy as it determines to be in the best interest of the Fund, without taking any action described in D below, provided that such vote would be against the Adviser’s own interest in the matter (i.e., against the perceived or actual conflict). The Adviser will memorialize the rationale of such votes in writing.

D.

If the proxy proposal (1) is not addressed by the specific policies or (2) requires a case-by-case determination by the Adviser, and the Adviser believes it should vote in a way that may also benefit, or be perceived to

25

benefit, its own interest, then the Adviser must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party, or (b) delegate the voting decision to any “independent” Trustee of the Fund, as applicable.

More Information

Each year, the Fund will make available the actual voting records relating to portfolio securities held by the Fund during the 12-month period ending June 30 on www.foolfunds.com without charge, upon request by calling 1-888-863-8803 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Adviser’s proxy-voting policies and procedures is available by calling 1-888-863-8803 and will be sent within three business days of receipt of a request.

GENERAL INFORMATION

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus titled “GENERAL INFORMATION.”

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Underwriter and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Description of Shares

The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value. Currently, the Trust consists of two series of shares — the Independence Fund and the Great America Fund — and all shares of each series represent a single class. However, the Board has the authority to establish additional series of shares (representing interests in separate investment portfolios of the Trust in addition to these two series) and, subject to applicable rules, may establish two or more classes of shares of any series, with the differences in classes representing differences as to certain expenses and share distribution arrangements. Shares are fully paid and non-assessable and have no pre-emptive or conversion rights.

Shareholders of the Fund are entitled to vote, together with the holders of shares of any other series of the Trust, on the election or removal of Trustees and the ratification of the Trust’s independent registered public accounting firm when shareholders vote on those matters. Shareholders are also entitled to vote on other matters as required by the 1940 Act, the Trust’s Declaration of Trust, the Trust’s By-Laws, or any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. On these other matters, shares of the Fund will generally vote as a separate class from any other series of the Trust’s shares. Each share (and fractional share) is entitled to one vote (or fraction thereof). However, if shares of more than one series vote together on a matter as a single class, each share (or fraction thereof) will be entitled to the number of votes that equals the net asset value of such share (or fraction thereof) determined as of the applicable record date. All shares have non-cumulative voting rights, meaning that shareholders entitled to cast more than 50% of the votes for the election of Trustees can elect all of the Trustees standing for election if the shareholders choose to do so.

26

Trustee and Officer Liability

Under the Trust’s Declaration of Trust and its By-Laws, and under Delaware law, the Trustees, officers, employees, and certain agents of the Trust are entitled to indemnification under certain circumstances against liabilities, claims, and expenses arising from any threatened, pending, or completed action, suit, or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees, or agents of the Trust, subject to the limitations of the 1940 Act that prohibit indemnification that would protect such persons against liabilities to the Trust or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.

Independent Registered Public Accounting Firm

Grant Thornton, LLP, 226 Causeway Street, Boston, MA 02114, is the independent registered public accounting firm of the Trust. The independent registered public accounting firm is responsible for conducting the annual audit of the financial statements of the Fund. The selection of the independent registered public accounting firm is approved annually by the Board.

Custodian

PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as custodian of the Trust’s assets and is responsible for maintaining custody of the Fund’s cash and investments and retaining subcustodians, including in connection with the custody of foreign securities. Cash held by the custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits.

Administrator

The Trust has retained BNY Mellon Investment Servicing (US), Inc. (formerly, PNC Global Investment Servicing (U.S.), Inc.) (the “Administrator”), 301 Bellevue Parkway, Wilmington, DE 19809, to provide various administrative and accounting services necessary for the operations of the Trust and the Fund. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund’s general ledger, the preparation of the Fund’s financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. The Fund pays the Administrator an annual fee calculated based on the Fund’s average net assets. The fee is paid monthly. The Fund also reimburses the Administrator for certain out-of-pocket expenses.

Asset Levels and Breakpoints in Applicable Fees

$0-250,000,000	$250,000,001- 500,000,000	$500,000,001- 750,000,000	$750,000,001- 1,000,000,000	$1,000,000,001+
0.07%	0.06%	0.05%	0.04%	0.03%

Legal Counsel

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, Washington, DC 20004, serves as counsel to the Trust.

Registration Statement

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by SEC rules and regulations. A text-only version of the Registration Statement is available on the SEC’s website, www.sec.gov.

27

APPENDIX A

Description of ratings used by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), and Moody’s Investors Service, Inc. (“Moody’s”):

S&P: Long-Term Issue Credit Ratings

AAA

An obligation rated “AAA” has the highest rating the S&P assigns. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated “AA” differs from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in more highly rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations are likely to have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated “BB” is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated “B” is more vulnerable to non-payment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions are likely to impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

A-1

Moody’s: Corporate Bond Ratings

Aaa

Bonds rated as “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group, they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in “Aaa” securities.

A

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds rated “Baa” are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated “B” generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated “Caa” are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

Moody’s applies numerical modifiers—1, 2, and 3—in each generic rating classification from Aa through B in its corporate bond-rating system. The modifier “1” indicates that the security ranks in the higher end of its generic rating category, the modifier “2” indicates a mid-range ranking, and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category.

A-2

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)(1)

Certificate of Trust of Motley Fool Funds Trust (the “Registrant” or the “Trust”) dated November 7, 2008 is incorporated herein by reference to Exhibit (a)(1) of the Registrant’s Initial Registration Statement on Form N-1A (File No. 333-156770), as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001104659-09-002849 on January 16, 2009.

(a)(2)

Registrant’s Declaration of Trust dated November 14, 2008 is incorporated herein by reference to Exhibit (a)(2) of the Registrant’s Initial Registration Statement on Form N-1A (File No. 333-156770), as filed with the SEC via EDGAR Accession No. 0001104659-09-002849 on January 16, 2009.

(b)

Registrant’s By-Laws, as adopted November 14, 2008, are incorporated herein by reference to Exhibit (b) of the Registrant’s Initial Registration Statement on Form N-1A (File No. 333-156770), as filed with the SEC via EDGAR Accession No. 0001104659-09-002849 on January 16, 2009.

(c)	Information defining the rights of shareholders is incorporated herein by reference to the Registrant’s Declaration of Trust and By-Laws which are filed as Exhibits (a)(2) and (b), respectively.

(d)(1)

Investment Advisory Agreement dated June 15, 2009 between the Registrant and Motley Fool Asset Management, LLC, with respect to the Motley Fool Independence Fund, is incorporated herein by reference to Exhibit (d) of Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File No. 333-156770), as filed with the SEC via EDGAR Accession No. 0001104659-09-071384 on December 23, 2009.

(d)(2)	Investment Advisory Agreement between the Registrant and Motley Fool Asset Management, LLC, with respect to the Motley Fool Great America Fund, to be filed by amendment.

(e)(1)

Underwriting Agreement dated November 14, 2008 between the Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File No. 333-156770), as filed with the SEC via EDGAR Accession No. 0001104659-09-071384 on December 23, 2009.

(e)(2)	Amended Exhibit A to the Underwriting Agreement dated November 14, 2008 between the Registrant and PFPC Distributors, Inc. to be filed by amendment.

(e)(3)

Distribution Services Agreement dated November 14, 2008 between Motley Fool Asset Management, LLC and PFPC Distributors, Inc. is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File No. 333-156770), as

1

filed with the SEC via EDGAR Accession No. 0001104659-09-071384 on December 23, 2009.

(e)(4)	Underwriting Agreement between the Registrant and BNY Mellon Distributors Inc. is filed herewith.

(f)	Not applicable.

(g)(1)

Custodian Services Agreement dated November 14, 2008 between the Registrant and PFPC Trust Company is incorporated herein by reference to Exhibit (g)(1) of Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File No. 333-156770), as filed with the SEC via EDGAR Accession No. 0001104659-09-071384 on December 23, 2009.

(g)(2)

Form of Foreign Custody Manager Designation Agreement between the Registrant, PFPC Trust Company and Citibank, N.A. is incorporated herein by reference to Exhibit (g)(2) of Pre-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A (File No. 333-156770), as filed with the SEC via EDGAR Accession No. 0001104659-09-037799 on June 11, 2009.

(g)(3)	Revised Exhibit A to the Foreign Custody Manager Designation Agreement between the Registrant, PFPC Trust Company and Citibank, N.A. to be filed by amendment.

(h)(1)

Administration and Accounting Services Agreement dated November 14, 2008 between the Registrant and BNY Mellon Investment Servicing (US) Inc. (f.k.a. “PNC Global Investment Servicing (U.S.) Inc.”) is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File No. 333-156770), as filed with the SEC via EDGAR Accession No. 0001104659-09-071384 on December 23, 2009.

(h)(2)

Revised Exhibit A to the Administration and Accounting Services Agreement dated November 14, 2008 between the Registrant and BNY Mellon Investment Servicing (US) Inc. (f.k.a. “PNC Global Investment Servicing (U.S.) Inc.”) to be filed by amendment.

(h)(3)

Transfer Agency Services Agreement dated November 14, 2008 between the Registrant and BNY Mellon Investment Servicing (US) Inc. (f.k.a. “PNC Global Investment Servicing (U.S.) Inc.”) is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File No. 333-156770), as filed with the SEC via EDGAR Accession No. 0001104659-09-071384 on December 23, 2009.

(h)(4)

Revised Exhibit A to the Transfer Agency Services Agreement dated November 14, 2008 between the Registrant and BNY Mellon Investment Servicing (US) Inc. (f.k.a. “PNC Global Investment Servicing (U.S.) Inc.”) to be filed by amendment.

(h)(5)	Expense Limitation and Reimbursement Agreement dated February 17, 2010 between the Registrant and Motley Fool Asset Management, LLC, with respect

2

to the Motley Fool Independence Fund, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File No. 333-156770), as filed with the SEC via EDGAR Accession No. 0001104659-10-010296 on February 26, 2010.

(h)(6)	Expense Limitation and Reimbursement Agreement between the Registrant and Motley Fool Asset Management, LLC, with respect to the Motley Fool Great America Fund, to be filed by amendment.

(i)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, to be filed by amendment.

(j)	Not applicable.

(k)	Not applicable.

(l)

Form of Initial Capital Agreement is incorporated herein by reference to Exhibit (l) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File No. 333-156770), as filed with the SEC via EDGAR Accession No. 0001104659-09-071384 on April 10, 2009.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)

Joint Code of Ethics (as adopted March 2009) for the Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Exhibit (p) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File No. 333-156770), as filed with the SEC via EDGAR Accession No. 0001104659-09-071384 on April 10, 2009.

(q)	Powers of Attorney for Peter Jacobstein, Kathleen O’Neil, Stephen Boyd and Gary Langbaum dated March 31, 2010 are filed herewith.

Item 29.	Persons Controlled by or Under Common Control with the Registrant

The Registrant may be deemed to be controlled by Motley Fool Asset Management, LLC (the “Adviser”), a Delaware limited liability company.  The Adviser is a wholly-owned subsidiary of The Motley Fool Holdings, Inc. (“TMF Holdings”), a Delaware corporation, which controls The Motley Fool, LLC, a Delaware limited liability company, which wholly owns The Motley Fool, Ltd., incorporated under the laws of the United Kingdom.

Item 30.	Indemnification

Article VII of the Registrant’s Declaration of Trust provides for indemnification of officers and Trustees as follows:

3

“Section 2.   Indemnification and Limitation of Liability.

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Investment Adviser or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Trust out of its assets shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee’s performance of his duties as a Trustee of the Trust to the fullest extent permitted by law; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee from or against any liability to the Trust or any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Section 3.   Trustee’s Good Faith Action; Expert Advice; No Bond or Surety.

The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested.  A Trustee shall be liable to the Trust and to any Shareholder solely for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law.  The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice.  The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 4.   Insurance.

The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he becomes involved by virtue of his capacity or former capacity with the Trust.

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy.  The policy provides coverage to the Registrant and its Trustees and officers, as well as the Adviser.  Coverage under the policy includes losses by reason of any actual or alleged error, omission, misstatement, misleading statement, neglect, breach of duty or negligent act.”

Item 31.                                                    Business and Other Connections of Investment Adviser.

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, officer, or partner of the Adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, employee, partner or trustee, is set forth in the Form ADV of the Adviser, as filed with the SEC on February 16, 2010, and is incorporated herein by this reference.

4

Item 32.                                                    Principal Underwriters

(a)               BNY Mellon Distributors Inc. (“the Distributor”) is registered with the SEC as a broker-dealer and is a member of the FINRA.  As of July 1, 2010, the Distributor acted as principal underwriter for the following investment companies:

Aston Funds

E.I.I. Realty Securities Trust

Fairholme Funds, Inc.

FundVantage Trust

GuideStone Funds

Highland Floating Rate Fund

Highland Floating Rate Advantage Fund

Highland Funds I

Industry Leaders Fund

Kalmar Pooled Investment Trust

Matthews International Funds, dba Matthews Asia Funds

The Metropolitan West Funds

The Motley Fool Funds Trust

New Alternatives Funds

Old Westbury Funds

The RBB Fund, Inc.

Stratton Mutual Funds

The Torray Fund

(b)              The Distributor is a Massachusetts corporation located at 760 Moore Road, King of Prussia, Pennsylvania 19406.  The Distributor is a wholly-owned subsidiary of BNY Mellon Distributors Holdings Inc. a wholly-owned subsidiary of The Bank of New York Mellon Corporation, a publicly traded company.

The following is a list of the directors and executive officers of the Distributor:

Board of Directors

Name	Position	Effective Date
Nicholas M. Marsini, Jr.	Director	April 26, 2007
Michael DeNofrio	Director	April 26, 2007
Steven Turowski	Director	August 30, 2007
T. Thomas Deck	Director	January 3, 2008
Dennis J. Westley	Director	March 4, 2008

Officers

Name	Position	Effective Date
T. Thomas Deck	President and Chief Executive Officer	January 3, 2008
Bruno DiStefano	Vice President	April 11, 2007
Susan K. Moscaritolo	Vice President, Secretary and Clerk	VP - April 11, 2007, Secretary and Clerk — May 29, 2007

5

Name	Position	Effective Date
Matthew O. Tierney	Treasurer and Financial Operations Principal, Chief Financial Officer	August 19, 2008
Mark D. Pinocci	Chief Compliance Officer	July 1, 2010
Jodi Jamison	Chief Legal Officer	April 11, 2007
Ellen C. Krause	Chief Risk Officer	March 26, 2009
Maria C. Schaffer	Controller and Assistant Treasurer	April 11, 2007
John J. Munera	Anti-Money Laundering Officer	April 11, 2007
Ronald Berge	Assistant Vice President	April 11, 2007
Dianna A. Stone	Assistant Secretary and Assistant Clerk	November 27, 2007
Kevin D. Peterson	Assistant Treasurer — Tax	July 1, 2010
Gary E. Abbs	Assistant Treasurer — Tax	July 1, 2010
Joanne S. Huber	Assistant Treasurer — Tax	July 1, 2010
Barbara J. Parrish	Assistant Secretary	July 1, 2010
Mary Lou Olinski	Assistant Secretary	July 1, 2010
Cristina Rice	Assistant Secretary	July 1, 2010

Item 33.                                                    Location of Accounts and Records

All accounts, books and other documents required to be maintained by the Registrant under Section 31(a) of the Investment Company Act of 1940, and the rules thereunder, are maintained at the following locations:

(1)          Motley Fool Asset Management, LLC, 2000 Duke Street, Suite 175, Alexandria, Virginia 22314 (records relating to its functions as investment adviser).

(2)          BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as administrator and transfer agent).

(3)          PFPC Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 (records relating to its functions as principal underwriter).

Item 34.                                                    Management Services

Not applicable.

Item 35.                                                    Undertakings

Not applicable.

6

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 4 to Registration Statement No. 333-156770 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Alexandria, and the Commonwealth of Virginia, on the 12th day of August, 2010.

The Motley Fool Funds Trust

By:	/s/ Peter E. Jacobstein
Peter E. Jacobstein
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Peter E. Jacobstein
Peter E. Jacobstein	Trustee and President	August 12, 2010

/s/ Ollen C. Douglass
Ollen C. Douglass	Treasurer	August 12, 2010

Kathleen A. O’Neil*
Kathleen A. O’Neil	Trustee	August 12, 2010

Gary Langbaum*
Gary Langbaum	Trustee	August 12, 2010

Stephen L. Boyd*
Stephen L. Boyd	Trustee	August 12, 2010

* /s/ Ollen C. Douglass
Ollen C. Douglass

*

Attorney-in-Fact pursuant to powers of attorney for Peter Jacobstein, Kathleen O’Neil, Stephen Boyd and Gary Langbaum dated March 31, 2010, which are filed as Exhibit (q) to this Registration Statement.

7

Exhibit Index

Number	Exhibit

EX-99.E4	Underwriting Agreement between the Registrant and BNY Mellon Distributors Inc.

EX-99.Q	Powers of Attorney for Peter Jacobstein, Kathleen O’Neil, Stephen Boyd and Gary Langbaum dated March 31, 2010

8